FOR TAX-EXEMPT INCOME

VOYAGEUR
Closed-End Municipal
Bond Funds

(photo of illustration from Tax Exempt Income Brochure)

service and guidance

professional management

goals

2000
Semi-Annual
Report

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUNDS I, II, III

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND


DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

(various photos demonstrating service and guidance, professional management and goals)

professional
management

professional management

MORE THAN 70 YEARS
of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals

goals

WHATEVER YOUR GOALS,
the years ahead will be shaped by choices you make today. Delaware Investments offers many options that can be an appropriate part of a sound investment plan.

service and guidance

service and guidance

DELAWARE INVESTMENTS BELIEVES THAT
the guidance of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

A TRADITION OF SOUND INVESTING

Each of the six Funds in this report are closed-end management investment companies whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each Fund seeks to achieve its objective by investing substantially all of its assets in tax-exempt municipal obligations. The Colorado and Florida Insured Municipal Income Funds will invest substantially all of their assets in obligations insured by insurers rated Aaa by Moody's or AAA by S&P at the time of investment or, with respect to 20% of their assets, of comparable quality. The Arizona and Minnesota I, II and III Municipal Income Funds will invest substantially all of their net assets in tax-exempt obligations rated investment grade or the equivalent at the time of purchase, but they may each invest up to 10% of their assets in high-yield municipal bonds rated not less than B or the equivalent at the time of purchase.

Investment Adviser
Delaware Management Company (Delaware Management), a series of Delaware Management Business Trust, has been the Funds' investment adviser since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $130 billion in assets under management.
   Delaware Management currently has approximately $46 billion under management as of September 30, 1999 for mutual fund shareholders and institutional investors such as pension plans and foundations. In addition to the six closed-end Funds in this report, Delaware Management also manages two closed-end equity funds traded on the New York Stock Exchange.



Investment Objectives and Strategies

(photo of keyboard)

(photo of glasses, pen and keyboard)

Leveraging
Each of the six Funds in this report uses leveraging, a tool that is not usually used by open-end mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the Funds. Leveraging could result in a higher degree of volatility because each Fund's net asset value could be more sensitive to fluctuations in short-term interest rates.
   Delaware believes this volatility risk is reasonable given the benefits of higher income potential.


                               Table of Contents

Letter to Shareholders                                     Page 2
Portfolio Managers' Review                                 Page 4
   Minnesota Municipal Income Funds                        Page 5
   Arizona Municipal Income Fund                           Page 7
   Florida Insured Municipal
   Income Fund                                             Page 8
   Colorado Insured Municipal
   Income Fund                                             Page 9
Statements of Net Assets                                   Page 11
Financial Highlights                                       Page 24

commitment
   for
tax-exempt                                                       OCTOBER 7, 1999
 income
    2



Dear Shareholder:

IT HAS BEEN A DIFFICULT SIX MONTHS for municipal bond investors as concerns about higher interest rates, coupled with a booming stock market, left municipal bonds struggling to stay in the ballgame.
   At the opening of fiscal 2000, the U.S. economy was growing at a healthy pace. The combination of tame inflation, a healthy U.S. economy, and overseas economic improvements prompted investors to focus on investments with higher growth potential like domestic stocks and foreign securities. The safe haven that Treasuries and, to a smaller extent, municipal bonds had provided during the turbulent markets of last autumn, was forgotten. As a result, Treasury prices fell. Municipal bond prices fell, too, but not to the extent that Treasuries did. Unlike Treasuries, municipal bond principal and interest payments are not guaranteed by the U.S. government. By August 16, 1999, Treasury yields were at a three-year high of 6.38%. Municipal yields also increased, but not to the extent of Treasuries. As a result, long-term municipal bond yields reached very attractive levels - with 30-year AAA municipal bonds offering 91% of the income available from comparable maturity Treasury securities. We considered this a compelling value, given that municipal bonds historically offer an average of 84% of the income available from Treasuries (Source:
Municipal Market Data).
   In early spring and summer, economic indicators showed strong growth in the U.S. economy as well as a global economic recovery. Bond prices fell amid fear that strong growth would spark inflation. To date, inflation has remained low, despite persistent fears that tight labor markets could prompt rising wages.
   As expected, the Federal Reserve Board, in an attempt to thwart potential inflationary conditions, raised the federal funds rate (the rate banks charge each other for overnight lending) twice, first on June 30 and then again on August 24.



CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1999
                                                                          Based on        Premium/         AMEX
                                                                      Net Asset Value     Discount        Symbol
-------------------------------------------------------------------------------------------------------------------
Voyageur Minnesota Municipal Income Fund I                                 -3.53%          +7.49%          VMN
Voyageur Minnesota Municipal Income Fund II                                -4.58%          -1.32%          VMM
Voyageur Minnesota Municipal Income Fund III                               -5.44%          -0.78%          VYM
Lipper Minnesota Closed-End Municipal Fund Average (6 Funds)               -3.44%
-------------------------------------------------------------------------------------------------------------------
Voyageur Arizona Municipal Income Fund                                     -4.92%          -0.69%          VAZ
Lipper Other States Closed-End Municipal Debt Fund Average (19 Funds)      -4.79%
-------------------------------------------------------------------------------------------------------------------
Voyageur Florida Insured Municipal Income Fund                             -5.04%          -9.42%          VFL
Lipper Florida Closed-End Municipal Debt Fund Average (17 Funds)           -6.62%
-------------------------------------------------------------------------------------------------------------------
Voyageur Colorado Insured Municipal Income Fund                            -5.97%          -6.29%          VCF
Lipper Other States Closed-End Municipal Debt Fund Average (19 Funds)      -4.79%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                       -2.16%
Lehman Brothers Insured Municipal Bond Index                               -3.04%

The results shown above are based on net asset value and assume reinvestment of distributions. The Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index are unmanaged and include no management fees or expenses. It is not possible to invest directly in any index. Past performance does not guarantee future results.

                                                                         for
                                                                      tax-exempt
                                                                        income
                                                                          3

   Investors were reassured when fears of inflation were calmed after the second rate increase and municipal bond prices began to rise somewhat.
   Municipal bond performance has been weak over the past few months but it looks like an upturn may be in the wings. Bond yields have generally been on the rise, particularly in the last month of the fiscal period. This was due, in part, to continued focus by investors on the stock market. 30-year AAA general obligation municipal bonds were yielding 5.63% on September 30, 1999 (Source:
Municipal Market Data). As a result, retail investors have recently returned to the market, showing a renewed interest in the municipal bond arena.
   On the following pages, the senior portfolio managers for Delaware Investments closed-end municipal bond funds discuss in further detail the performance of each Fund over the past six months. We strongly urge you to review their commentary.
   We see the remainder of the year as a time to be cautiously optimistic. Investors have appeared more interested in municipal bonds recently, which could contribute to attractive municipal bond performance as we move further into fiscal 2000. As always, we believe that municipal bonds provide solid opportunities for tax-advantaged investing. State and locally issued bonds provide an attractive level of current income that is exempt from both federal and from state income taxes for residents of states where the bonds are issued.
   Thank you for your continued confidence in Delaware Investments. We look forward to reporting to you again next spring.

Sincerely,

/s/ Wayne A. Stork

WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes

DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds


Municipal bonds typically offer about 84% of the income that is offered by comparable Treasury Securities (Source: Municipal Market Data).


10/31/89        90%
11/30/89        87%
12/31/89        86%
1/31/90         83%
2/28/90         82%
3/31/90         83%
4/30/90         82%
5/31/90         82%
6/30/90         85%
7/31/90         83%
8/31/90         81%
9/30/90         81%
10/31/90        81%
11/30/90        82%
12/31/90        85%
1/31/91         84%
2/28/91         84%
3/31/91         84%
4/30/91         83%
5/31/91         82%
6/30/91         83%
7/31/91         82%
8/31/91         83%
9/30/91         85%
10/31/91        83%
11/30/91        83%
12/31/91        87%

1/31/92         84%
2/29/92         83%
3/31/92         83%
4/30/92         81%
5/31/92         82%
6/30/92         80%
7/31/92         79%
8/31/92         82%
9/30/92         84%
10/31/92        85%
11/30/92        82%
12/31/92        83%
1/31/93         83%
2/28/93         80%
3/31/93         84%
4/30/93         82%
5/31/93         82%
6/30/93         82%
7/31/93         84%
8/31/93         87%
9/30/93         86%
10/31/93        87%
11/30/93        86%
12/31/93        82%
1/31/94         83%
2/28/94         84%
3/31/94         87%
4/30/94         84%
5/31/94         81%
6/30/94         83%
7/31/94         82%
8/31/94         82%
9/30/94         81%
10/31/94        82%
11/30/94        84%
12/31/94        84%
1/31/95         81%
2/28/95         80%
3/31/95         80%
4/30/95         82%
5/31/95         85%
6/30/95         89%
7/31/95         86%
8/31/95         88%
9/30/95         90%
10/31/95        88%
11/30/95        87%
12/31/95        88%
1/31/96         87%
2/29/96         84%
3/31/96         86%
4/30/96         84%
5/31/96         84%
6/30/96         83%
7/31/96         82%
8/31/96         81%
9/30/96         80%
10/31/96        83%
11/30/96        84%
12/31/96        82%
1/31/97         82%
2/28/97         81%
3/31/97         81%
4/28/97         81%
5/30/97         80%
6/30/97         80%
7/31/97         82%
8/29/97         81%
9/30/97         82%
10/31/97        85%
11/30/97        86%
12/31/97        85%
1/31/98         86%
2/28/98         86%
3/31/98         87%
4/30/98         87%
5/31/98         87%
6/30/98         90%
7/31/98         89%

8/31/98         94%
9/30/98         97%
10/31/98        96%
11/30/98        96%
12/31/98        97%
1/31/99         95%
2/28/99         89%
3/31/99         88%
4/30/99         87%
5/31/99         86%
6/30/99         87%
7/31/99         86%
8/31/99         89%
9/30/99         91%


The above chart shows the percentage of income that the average 30-year AAA-rated general obligation bond provided compared to a 30-year U.S. Treasury bond. Unlike Treasuries, the U.S. government does not guarantee principal and interest of municipal bonds. Municipal bonds have historically had annual default rates of less than 2%. Source: Municipal Market Data.

   for
tax-exempt
  income
    4

Portfolio Managers' Review

ELIZABETH H. HOWELL
Vice President/Senior Portfolio Manager
Minnesota Municipal Income Funds I, II, III

PATRICK P. COYNE AND
MITCHELL L. CONERY
Vice Presidents/Senior Portfolio Managers
Florida Insured Municipal Income Fund

ANDREW M. MCCULLAGH, JR.
Vice President/Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund

October 7, 1999


EARLY LAST SPRING, ECONOMIC indicators hinted at inflationary conditions on the horizon. Municipal bond yields rose and prices fell as investors sought to preserve capital through very safe investments, like U.S. Treasuries. In an attempt to thwart inflation, the Fed raised the federal funds rate on two occasions - for the first time on June 30 and then once more on August 24. This sequence of interest rate hikes pushed bond yields even higher, hampering bond fund performance in the short term.
   In our opinion, municipal bonds haven't performed as well as anticipated over the past six months for a number of reasons.
   o Municipal Bond Supply - Although municipal bond supply has dropped dramatically so far in 1999, there remains a bond surplus in the market. In 1998, $285 billion worth of municipal bonds were issued - the second largest annual volume in the market's history (Source: The Bond Buyer).
   o The Popularity of Equities - Continuing economic expansion and falling interest rates over the past nine years has led to attractive stock market returns. Many investors have sought these more aggressive investments, sometimes at the risk of not maintaining a well-diversified portfolio.
   The bond market staged a small comeback toward the end of the six-month period covered in this report, although not nearly enough to have a significant impact on our six-month fund performance. We'd like to remind you, however, that over the long term each Fund in this report has provided very strong performance. Although past performance is not a guarantee of future results, we expect the coming months to provide a more stable interest rate environment, one that favors our current positioning.

MUNICIPAL BONDS REMAIN AN ATTRACTIVE VALUE
For most of the past six months, state and locally issued bonds offered extremely attractive income compared to Treasuries. This means that municipal bond investors were able to earn almost the same income as Treasury investors - with the added benefit of federal income tax exemption. Unlike Treasuries, the U.S. government does not guarantee principal and interest of municipal bonds.
   During the first half of fiscal 2000, global economic uncertainty and foreign credit problems caused investors to flock to the safety and liquidity of U.S. Treasuries. As a result, Treasury prices rose, pushing bond yields to record lows.

                                                                          for
                                                                      tax-exempt
                                                                         income
                                                                           5

Municipal bond yields fell, too, but not to the extent Treasuries did.
   We were able to take advantage of unique buying opportunities during the past six months as the gap between yields on municipal bonds and yields on taxable fixed-income securities narrowed significantly. Traditionally municipal bonds have yielded about 84% of the income available from 30-year U.S. Treasuries. As of September 30, 1999 municipal bonds offered 91% of the income offered from government-issued bonds (as shown on page 2).
   Because municipal bonds were selling at a considerable discount to Treasuries for most of the period, we were able to purchase new securities at what we considered very attractive prices, enabling us to reposition the Funds' portfolios for the remainder of calendar 1999.
   On the pages that follow we will take a closer look at the Funds in the context of each individual state.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUNDS - I, II, III
   In February 1999, we began to modestly lengthen each Voyageur Minnesota Municipal Income Fund's duration, based on a belief that interest rates could move lower in 1999. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. A longer duration improved our total return in the spring of 1999, as rates did decline. However, the Federal Reserve Board raised its federal funds target twice this past summer to quell inflationary fears. As rates inched higher throughout the summer, the bond market suffered in general and the total returns of our three Funds declined.


VOYAGEUR MINNESOTA MUNICIPAL INCOME FUNDS
BOND QUALITY AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999
                                  Fund I            Fund II            Fund III
--------------------------------------------------------------------------------
AAA                               55.77%             48.91%             60.14%
AA                                12.37%             17.92%              5.27%
A                                 16.21%             17.53%             21.73%
BBB                                0.92%              4.39%              4.18%
Unrated                           14.73%             11.25%              8.68%
Average Effective Maturity      8.01 years        12.47 years        12.53 years
Average Effective Duration      5.77 years         7.61 years         7.87 years
Average Quality                     AA                 AA                 AA
Average Coupon                     6.21%              6.03%              5.92%
Number of Securities                44                 68                 29
AMT Income                        19.42%             20.04%             11.46%
Amount of Leveraging          $20 million        $60 million        $15 million
   for
tax-exempt
 income
    6

   The Voyageur Minnesota Municipal Income Funds I, II and III performed less favorably than both the unmanaged Lehman Brothers Municipal Bond Index and the average return of funds in the Lipper Minnesota Closed-End Municipal Fund Average (as shown on page 2). The returns for all three closed-end Funds are shown at net asset value, for the six months ended September 30, 1999.
   During the first half of fiscal 2000, Minnesota municipalities issued new bonds at a rate consistent with the national market average. As issuance around the country has slowed in recent months, Minnesota's supply has declined as well (Source: Bloomberg Business News). The Funds have selectively added bonds to improve portfolio composition.
   As of September 30, 1999, we held roughly one-fourth of each Fund's net assets in pre-refunded bonds. Pre-refunded bonds are issued by municipalities to refinance existing debt at low interest rates, are generally rated AAA and are backed by the safety of the U.S. government. During the last six months, municipalities used the lower interest rate environment to pay off older debt with higher coupon rates. In most cases, once a bond is pre-refunded, we continue to hold it. Bonds generally increase in value after they are pre-refunded. This allows each Fund to collect an attractive level of current income and benefit from better protection of principal due to the escrow account.
   Minnesota Municipal Income Fund I traded at a premium to net asset value as of September 30, 1999. We think its large premium may be the result of investors having grown somewhat comfortable paying a premium for older funds. This Fund was introduced in April 1992.
   Our credit outlook for Minnesota's municipal bond market remains positive. Minnesota has one of the strongest economies in the country. The state

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUNDS
ASSET MIX
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999
                                           Fund I        Fund II        Fund III
--------------------------------------------------------------------------------
General Obligation Bonds                    7.3%           4.0%             --
Higher Education Revenue Bonds              7.4%           9.0%            6.0%
Hospital Revenue Bonds                     13.7%          13.7%           17.8%
Housing Revenue Bonds                      21.7%          20.9%           18.2%
Industrial Development Revenue Bonds         --            0.9%             --
Pollution Control Revenue Bonds              --            7.8%            9.7%
Power Authority Revenue Bonds              16.8%           5.8%            4.7%
Pre-Refunded/Escrowed to Maturity          24.1%          30.1%           26.8%
Transportation Revenue Bonds                1.2%           3.6%            5.6%
Water & Sewer Revenue Bonds                 5.5%           2.1%            7.2%
Other Revenue Bonds                         0.5%            --             0.9%
Cash & Other Assets                         1.8%           2.1%            3.1%
                                                                         for
                                                                      tax-exempt
                                                                        income
                                                                          7

unemployment rate is currently half that of the nation. Minnesota's municipalities, in our view, are in the best shape we've seen in many years (Source: Bloomberg Business News).
   Going forward, we continue to manage the Voyageur Minnesota Municipal Income Funds for the long term. We remain committed to purchasing high quality bonds and striving to achieve superior long-term total returns.

VOYAGEUR ARIZONA MUNICIPAL
INCOME FUND
The Arizona economy continued to grow throughout the past year and it is projected to remain the second fastest-growing state in the nation through 2003 (Source: Arizona's Economy-Eller Graduate School of Management). The state boasts a diverse and expanding economy with rapid population and employment growth, a strong credit rating and moderately low debt.
   Unemployment was at a scant 3.9% at the end of 1998 - well below the national average. Job growth was at the highest rate in the nation. It increased by 4.7% in 1998. We believe this economic expansion - along with an increased need for schools, roads and housing - sets an attractive stage for Arizona municipal bond investors as we move into the latter part of calendar 1999 (Source: Standard & Poor's).
   Hospital revenue bonds have been a strong focus for this Fund over the past few years. Historically, hospital and other medical bonds tend to perform well during a healthy economy. Recently, however, this has not been the case. As the U.S. government scales back funding for medical programs, hospital revenues have begun to decline. For this reason, over the past few months we have begun to reduce our exposure to these. As of September 30, 1999 hospital revenue bonds accounted for 16% of Arizona Municipal Income Fund's portfolio.
   Despite Arizona's healthy economy, the state's municipal bond performance suffered along with the rest of the nation over the past six months as the threat of inflation loomed on the horizon. As a result of our holdings in hospital revenue bonds and our use of leveraging, the Fund slightly underperformed the average of similar closed-end funds in the Other States Municipal Debt Funds category (Source: Lipper Analytical). While

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999

(PIE CHART GRAPHIC)

Higher Education
Revenue Bonds 3.2%

General Obligation
Bonds 17.7%

Cash and Other Assets 1.2%

Other Revenue Bonds 4.8%

Water & Sewer
Revenue Bonds 11.1%

Transportation Revenue
Bonds 9.3%

Pre-Refunded/Escrowed
to Maturity 2.4%

Hospital Revenue
Bonds 16.0%

Housing Revenue
Bonds 19.9%

Industrial Development
Revenue Bonds 2.9%

Leases/Certificate of
Participation 9.0%

Power Authority
Revenue Bonds 2.5%


Average Effective Maturity   13.64 years
Average Effective Duration   7.75 years
Average Quality                  AA
Average Coupon                  5.76%
Number of Securities             43
AMT Income                     11.59%
Amount of Leveraging        $25 million
   for
tax-exempt
 income
    8

leveraging increases a mutual fund's income potential, it also exposes it to a higher degree of interest rate risk. For this reason, when interest rates rose these past few months, the Fund was affected more than Funds that rely less on leveraging.
   Because municipal bonds were selling at a considerable discount to Treasuries during most of the past six months, we were able to purchase new securities at what we considered to be very attractive prices. This enabled us to reposition the Fund's portfolio for the remainder of fiscal 2000. We chose to focus on municipal bonds with the following features:
   o Longer duration - We expect that over the next few months interest rates will either remain stable or increase only slightly. Although bonds with longer durations can be more volatile in the short term, they do have the potential to provide higher returns over the long haul.
   o Call protection - This provision ensures that the issuer of the bond cannot redeem the bond until a specified time. This means a bond purchaser, like ourselves, can collect the stated interest rate on the bond until we choose to sell the bond or the call date occurs.
   As always, we strive to seek a high level of current income free of federal and state income taxes for residents of the state where the bond is issued. We utilize the following strategies for the Fund:
   o A bottom-up research-intensive strategy - We start by evaluating specific bonds rather than focusing on bond sectors, and
   o A value-oriented focus - We strive to select specific bonds that we believe are selling below fair market value and that we anticipate will increase in credit quality.

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
Demand for insured municipal bonds, which guarantee the payment of principal and interest, remained strong in Florida over the past six months. Approximately 70% of all new municipal bonds issued in Florida are insured, more than in most states (Source: The Bond Buyer). This provides us with a large pool of securities from which to select your Fund's issues.


VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999

(PIE CHART GRAPHIC)

Hospital Revenue
Bonds 11.0%

Higher Education
Revenue Bonds 5.0%

Cash & Other Assets 1.4%

Other Revenue Bonds 14.4%

Water & Sewer
Revenue Bonds 11.1%

Housing Revenue
Bonds 11.8%

Pre-Refunded/
Escrowed to Maturity 24.0%

School District
Revenue Bonds 10.5%

Transportation Revenue
Bonds 8.5%

Utilities Revenue Bonds 2.3%


Average Effective Maturity   14.32 years
Average Effective Duration    8.44 years
Average Quality                  AAA
Average Coupon                  5.75%
Number of Securities             36
AMT Income                     16.56%
Amount of Leveraging        $20 million
                                                                         for
                                                                      tax-exempt
                                                                        income
                                                                          9

   As mandated by the Fund's investment policies, Florida Insured Municipal Income Fund continues to invest exclusively in insured municipal bonds rated AAA by Moody's or Standard & Poor's, the highest credit quality available.
   Rising interest rates and fears about potential inflation have hurt municipal bond performance in general over the past six months. However, as a result of the Fund's focus on very safe securities, over the past six months Florida Insured Municipal Income Fund was able to preserve capital to a greater extent than the average of its peers in the Florida Municipal Debt Funds category (Source: Lipper Analytical). In order to increase the income potential of the Fund, we slightly increased the average effective duration over the past six months. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. We also continue to leverage this Fund. Although leveraging exposes the Fund to a higher degree of interest rate risk, it also increases the Fund's income potential when interest rates remain relatively stable. We expect interest rates to remain steady or increase only slightly over the coming months. This trend should, in our opinion, create a positive performance scenario for the Fund during the remainder of fiscal 2000.
   We believe Florida's economy remains strong and its population continues to grow. Steady migration into the state has led to a healthy housing industry. In order to capitalize on this trend, housing revenue bonds accounted for 11.8% of the Florida Insured Municipal Income Fund's holdings as of September 30, 1999. We also continue to hold a large portion of the Fund's assets in pre-refunded bonds. Pre-refunded bonds, which are issued by municipalities to refinance existing debt at lower interest rates, are generally rated AAA and are backed by U.S. government bonds held in escrow. These issues continue to generate high levels of income for the Fund. As they approach their maturity date, we will sell them and attempt to replace them with comparable yielding bonds. As of September 30, 1999, approximately 24% of the Fund's portfolio was invested in pre-refunded issues.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND
Colorado's robust economy helped fuel a growth rate that was twice the national

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999

(PIE CHART GRAPHIC)

Higher Education
Revenue Bonds 16.6%

General Obligation
Bonds 14.9%

Cash & Other Assets 3.2%

Water & Sewer
Revenue Bonds 2.9%

Utilities Revenue Bonds 1.8%

Transportation Revenue
Bonds 15.2%

Hospital Revenue
Bonds 13.1

Housing Revenue
Bonds 8.3%

Leases/Certificates of
Participation 8.1%

Sales Tax Revenue
Bonds 2.6%

Pollution Control
Revenue Bonds 1.4%

Pre-Refunded/
Escrowed to Maturity 11.9%


Average Effective Maturity   14.84 years
Average Effective Duration    8.38 years
Average Quality                 AAA
Average Coupon                 5.70%
Number of Securities             43
AMT Income                       0%
Amount of Leveraging        $40 million
  for
tax-exempt
 income
   10

rate as of December 31, 1998. The third fastest growing state in the nation, Colorado exhibits strong personal income growth, large job gains and healthy residential construction (Source: Colorado Economic Chronicle).
   Hospital revenue bonds have been a strong focus for this Fund over the past few years. Historically, hospital and other medical bonds tend to perform well during a healthy economy. Recently, however, this has not been the case. As the U.S. government scales back funding for medical programs, hospital revenues have begun to decline. For this reason, over the past few months we have begun to reduce our exposure to these securities.
   Colorado Insured Municipal Income Fund was not able to preserve capital to the extent of its peers in the Other States Municipal Debt Funds average for the six-month period ended September 30, 1999 (as shown on page 2). This was a result of lower performance in the high-quality bond arena and our positioning in healthcare revenue bonds. We plan to decrease our exposure to healthcare issues even further over the next few months, a move we expect will boost the Fund's performance as we further diversify the Fund's portfolio.
   As always, we strive to seek a high level of current income free of federal and state income taxes for residents of the state where the bond is issued. Also, none of the income generated by securities in this portfolio over the past six months was subject to the federal alternative minimum tax (AMT). Consistent with its investment strategy, the Fund invests exclusively in Colorado insured municipal bonds rated AAA by Moody's or Standard & Poor's, the highest credit quality available.
   When selecting new securities, we utilize the following strategies for the
Fund:
   o A bottom-up research-intensive strategy - We start by evaluating specific bonds rather than focusing on bond sectors, and
   o A value-oriented focus - We strive to select specific bonds that are selling below fair market value.

OUTLOOK
Over the next few months we expect conditions for municipal bond investors to improve as recent interest rate increases might slow economic growth and stem inflation. Stock market volatility has caused some investors to take another look at the potential benefits of bonds, including closed-end municipal bond funds.
   Lower municipal bond supply in 1999 has enabled the market to better absorb the high volume of bonds issued in 1998. This should, in our opinion, allow for greater capital appreciation potential if supply remains steady or declines further in the future.
   We think there is some risk of inflation in the near future, but we believe that interest rates should remain relatively stable or increase only slightly. We believe fixed-income securities, including municipal bonds, should perform well in such an environment.

                                                       for tax-exempt income 11

Financial Statements
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS - 98.19%
GENERAL OBLIGATION BONDS - 7.34%
Minneapolis Refunding (Laurel Village)
   6.00% 3/1/16 ......................................   $1,600,000   $1,633,152
Minneapolis St. Paul Metro Airport Commission
   6.60% 1/1/11 (AMT) ................................    1,500,000    1,552,980
Rosemount Independent School District #196
   5.70% 4/1/12 ......................................    1,000,000    1,030,010
                                                                      ----------
                                                                       4,216,142
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 7.38%
Minnesota Higher Education Facility (St. Thomas
   University) Series 3-C 6.25% 9/1/16 ...............    1,000,000    1,020,170
Minnesota State University Board (State
   University System) Series A 6.05% 6/30/18 .........      250,000      253,803
Northfield, Minnesota (St. Olaf College)
   6.30% 10/1/12 .....................................    1,075,000    1,126,697
   6.40% 10/1/21 .....................................    1,750,000    1,836,957
                                                                      ----------
                                                                       4,237,627
                                                                      ----------
HOSPITAL REVENUE BONDS - 13.68%
Bloomington Health Care Facilities (Masonic Home
   Care Center) 5.875% 7/1/22 (AMBAC) ................    1,000,000    1,003,790
Duluth Economic Development Authority
   Health Care (Benedictine Health System
   St. Mary's Hospital) Series 1993-C
   6.00% 2/15/20 (Connie Lee) ........................    1,000,000    1,011,770
Duluth Economic Development Authority Health Care
   (St. Luke's Hospital) Series 1992-B
   6.40% 5/1/18 (Connie Lee) .........................    1,000,000    1,047,500
Minneapolis Hospital System (Fairview Hospital)
   Series 1991-A 6.50% 1/1/11(MBIA) ..................    2,210,000    2,327,904
Minneapolis Health Care Facility
   (Fairview Hospital) Series 1993-A
   5.25% 11/15/19 (MBIA) .............................    1,500,000    1,418,010
Minneapolis & Saint Paul Housing &
   Redevelopment Authority Health Care System
   (Health One) Series 1993-A
   5.25% 11/15/19 (MBIA) .............................      500,000      521,940
Saint Paul Housing & Redevelopment
   Authority Health Care Facility (Regions Hospital
   Project) 5.30% 05/15/28 ...........................      600,000      522,288
                                                                      ----------
                                                                       7,853,202
                                                                      ----------

--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                             -----------------------------------

MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS - 21.70%
Brooklyn Center Multifamily Housing
   (Four Courts) 7.50% 6/1/25 (AMT) ...............    $1,800,000   $1,828,998
Minnesota Housing Finance Agency Single
   Family Mortgage Series 1992-G
   7.45% 7/1/22 (AMT) (FHA) .......................       820,000      847,331
Minnetonka Housing Facilities (Beacon Hill
   Project) 7.70% 6/1/25 (Presbyterian
   Homes Guaranteed) ..............................     2,725,000    2,866,073
New Brighton Multifamily Mortgage (Polynesian
   Village Apartments) Series 1995-A
   7.60% 4/1/25 (AMT) .............................     1,400,000    1,454,894
St. Anthony Multifamily Housing Development
   (Autumn Woods Project) 6.875%
   7/1/22 (Asset Guaranty) ........................     2,265,000    2,368,012
St. Paul Housing and Redevelopment Authority
   Multifamily Housing (Pointe of St. Paul Project)
   Series 1992 6.60% 10/1/12 (FNMA) ...............     2,950,000    3,095,376
                                                                   -----------
                                                                    12,460,684
                                                                   -----------

POWER AUTHORITY REVENUE BONDS - 16.76%
Bass Brook, Minnesota Power & Light
   6.00% 7/1/22 ...................................     2,575,000    2,595,806
Northern Minnesota Municipal Power
   Agency Electric System
   Series A 5.00% 1/1/21 ..........................     1,500,000    1,339,260
   Series B 5.50% 1/1/18 (AMBAC) ..................     1,250,000    1,230,100
Southern Minnesota Municipal Power Agency
   5.00% 1/1/16 (FGIC) ............................       580,000      541,975
   5.50% 1/1/15 (AMBAC) ...........................       610,000      609,317
   5.75% 1/1/11 (FGIC) ............................     1,000,000    1,033,640
Western Minnesota Municipal Power Agency
   Series A 5.50% 1/1/15 (MBIA) ...................     2,275,000    2,272,452
                                                                   -----------
                                                                     9,622,550
                                                                   -----------

12 for tax-exempt income

--------------------------------------------------------------------------------
                                                    PRINCIPAL      MARKET
                                                     AMOUNT        VALUE
                                             -----------------------------------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY - 24.10%
 Dakota & Washington Counties HRA Single
   Family Mortgage 8.375% 9/1/21(AMT)
   (Escrowed to Maturity) (GNMA) ..............   $ 2,555,000   $ 3,388,134
 Duluth Economic Development Authority Health
   Care (Duluth Clinic) Series 1992
   6.30% 11/1/22-02 (AMBAC) ...................     1,270,000     1,365,377
 Duluth Economic Development Authority
   Health Care (Duluth Clinic) Series 1992
   6.30% 11/1/22-04 (AMBAC) ...................       730,000       788,626
 Edina Recreation Facilities Series 1992-A
   6.00% 1/1/09-02 ............................       305,000       314,617
   6.00% 1/1/10-02 ............................       320,000       330,090
 Minnesota Higher Education Facility
   (Macalester College) Series 3-J
   6.40% 3/1/22-02 ............................     1,000,000     1,045,590
 Minnesota Public Facilities Authority
   (Water Pollution Control) Series 1992
   6.50% 3/1/14-02 ............................     1,500,000     1,602,375
 Puerto Rico Commonwealth
   6.00% 7/1/26-07 ............................     2,000,000     2,197,400
 St. Cloud Hospital 6.75% 7/1/15-01 (AMBAC) ...     1,000,000     1,062,070
 St. Francis Independent School District #15
   6.30% 2/1/11-06 (FSA) ......................     1,250,000     1,342,650
 Southern Minnesota Municipal Power Agency
   5.50% 1/1/15 (Escrowed to
   Maturity) (AMBAC) ..........................       390,000       394,559
                                                                -----------
                                                                 13,831,488
                                                                -----------
 TRANSPORTATION REVENUE BONDS - 1.17%
 Puerto Rico Commonwealth Highway &
   Transportation Authority
   5.50% 7/1/26 ...............................       700,000       672,490
                                                                -----------
                                                                    672,490
                                                                -----------
 WATER & SEWER REVENUE BONDS - 5.56%
 Anoka County Solid Waste Disposal National
   Rural Co-op Utility 6.95%
   12/1/08 (AMT) ..............................     1,000,000     1,035,460
 Minnesota Public Facilities Authority Water
   Pollution Control ROLS II
   5.10% 3/1/16 ...............................     1,000,000       755,240
   5.25% 3/1/17 ...............................     1,855,000     1,400,190
                                                                -----------
                                                                  3,190,890
                                                                -----------
 OTHER REVENUE BONDS - 0.50%
 Minneapolis Community Development Agency
   (Supported Development Limited Tax)
   Common Bond Fund Series 5
   5.70% 12/1/27 ..............................       300,000       288,600
                                                                -----------
                                                                    288,600
                                                                -----------
 TOTAL MUNICIPAL BONDS (COST $54,210,597) .....                  56,373,673
                                                                -----------

--------------------------------------------------------------------------------
                                                           NUMBER     MARKET
                                                         OF SHARES    VALUE
                                             -----------------------------------
SHORT TERM INVESTMENTS - 0.60%
Federated Minnesota Municipal
   Cash Trust ...................................        343,119   $    343,119
                                                                   ------------
Total Short Term Investments
   (cost $343,119) ..............................                       343,119
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 98.79%
   (COST $54,553,716) ..........................................   $ 56,716,792
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.21% ..................................        695,480
                                                                   ------------
TOTAL NET ASSETS - 100.00% .....................................     57,412,272
LIQUIDATION VALUE OF PREFERRED STOCK ...........................    (20,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,594,700 COMMON SHARES
   ($0.01 PAR VALUE) OUTSTANDING ...............................   $ 37,412,272
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($37,412,272 / 2,594,700 SHARES) ............................         $14.42
                                                                         ======
-------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect at September 30, 1999.

Summary of Abbreviations:
AMBAC          - Insured by the American Municipal Bond Assurance Corporation
AMT            - Alternative Minimum Tax
Asset Guaranty - Insured by the Asset Guaranty Insurance Company
Connie Lee     - Insured by the College Construction Insurance Association
FGIC           - Insured by the Financial Guaranty Insurance Company
FHA            - Insured by the Federal Housing Authority
FNMA           - Insured by the Federal National Mortgage Association
FSA            - Insured by Financial Security Assurance
GNMA           - Insured by the Government National Mortgage Association
MBIA           - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Common Stock, $0.01 par value unlimited shares
   authorized to the Fund ..................................        $35,455,037
Preferred stock, $0.01 par value, 1 million
   shares authorized to the Fund ...........................         20,000,000
Distributions in excess of net investment income ...........           (127,898)
Accumulated net realized loss on investments ...............            (77,943)
Net unrealized appreciation of investments .................          2,163,076
                                                                    -----------
Total net assets ...........................................        $57,412,272
                                                                    ===========
                             See accompanying notes
                                                       for tax-exempt income 13

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                             -----------------------------------
  MUNICIPAL BONDS - 97.93%
  GENERAL OBLIGATION BONDS - 3.99%
  Becker Refunding Tax Increment Series D
   6.25% 8/1/15 (AMT)(MBIA) ......................    $ 3,700,000    $ 3,779,698
**Minnesota State Public Facilities Authority
   Water Pollution Control Revenue
   6.63% 11/1/17 .................................        570,000        485,503
  Rosemount Independent School District #196
   5.70% 4/1/12 ..................................      1,270,000      1,308,113
  St. Paul Minnesota Tax Increment
   (Block 39 Project) Series A
   4.75% 2/1/25 ..................................      1,000,000        839,350
                                                                     -----------
                                                                       6,412,664
                                                                     -----------
  HIGHER EDUCATION REVENUE BONDS - 9.02%
  Minnesota Higher Education Facility
   (Macalester College) 5.55% 3/1/16 .............      1,250,000      1,245,925
  Minnesota State Higher Education Facility
   (St. Thomas University)
   Series 3-R2 5.60% 9/1/14 ......................        275,000        276,906
   Series B 3-R1 5.60% 10/1/15 ...................      1,050,000      1,051,575
   Series 4A-1 5.625% 10/1/21 ....................      1,000,000        975,980
  Minnesota State University Board
   (State University System)
   Series 1993-C 5.60% 6/30/16 (MBIA) ............      3,115,000      3,121,978
   Series 1993-C 5.60% 6/30/19 (MBIA) ............      3,720,000      3,693,328
   Series 1993-A 6.10% 6/30/23 ...................      1,150,000      1,165,157
  University of Minnesota Series A
   5.50% 7/1/21 ..................................      3,000,000      2,954,850
                                                                     -----------
                                                                      14,485,699
                                                                     -----------
  HOSPITAL REVENUE BONDS - 13.67%
  Bloomington Health Care Facilities
   (Masonic Home Care Center)
   5.875% 7/1/22 (AMBAC) .........................      4,000,000      4,015,160
  Brainerd Evangelical Lutheran Health Care
   Facilities Series A 6.65% 3/1/17 (FSA) ........      1,195,000      1,260,044

--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Duluth Economic Development Authority
   Benedictine Health Systems (St. Mary's
   Hospital) 6.00% 2/15/20
   (Connie Lee) ..................................    $ 6,000,000    $ 6,070,620
Minneapolis Health Care Facility
   (Jones-Harrison Residence Project)
   6.00% 10/1/27 .................................      2,000,000      1,896,420
Minneapolis, St. Paul Housing & Redevelopment
   Authority (Childrens Health Care)
   5.50% 8/15/25 (FSA) ...........................      1,500,000      1,438,050
Minnesota Agricultural & Economic Development
   Health Care System (Fairview Hospital)
   Series A 5.75% 11/15/26 (MBIA) ................      4,800,000      4,728,384
Rochester, Minnesota Health Care Facilities
   (Mayo Foundation) Series B
   5.50% 11/15/27 ................................      2,265,000      2,189,440
St. Paul Housing & Redevelopment Authority
   (Health Care Facility Revenue Regions
   Hospital Project) 5.30% 5/15/28 ...............        400,000        348,192
                                                                     -----------
                                                                      21,946,310
                                                                     -----------
HOUSING REVENUE BONDS - 20.88%
Chanhassen Multifamily Housing Heritage Park
   Project 6.20% 7/1/30 (AMT)(FHA) ...............      1,105,000      1,125,862
Dakota County Housing & Redevelopment
   Authority Multifamily Mortgage
   (Imperial Ridge Project) Series 1993-A
   6.10% 12/15/28 (GNMA) .........................      1,870,000      1,910,392
Harmony, Minnesota Multifamily Housing
   (Section 8) (Zedakah Foundation Project)
   Series A 5.95% 9/1/20 .........................      1,000,000        998,750
Minnesota Housing Finance Agency
   Multifamily Rental Housing
   Series D 5.90% 2/1/14 .........................      1,115,000      1,132,483
   Series D 6.00% 8/1/22 .........................      2,295,000      2,328,484

14 for tax-exempt income

--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                             -----------------------------------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 Minnesota Housing Finance Agency Single
   Family Housing
   Series 1991-A 7.05% 7/1/22 (AMT) ................   $ 1,275,000   $ 1,314,474
   Series 1992-B 6.15% 1/1/26 (AMT) ................     3,615,000     3,645,836
   Series 1992-C 6.15% 7/1/23 (AMT) ................     3,660,000     3,691,220
   Series 1994-F 6.30% 7/1/25 ......................     1,500,000     1,537,845
   Series 1994-J 6.95% 7/1/26 (AMT) ................     2,965,000     3,086,002
 Minnetonka, Minnesota Housing Facilities
   (Beacon Hill Project)
   7.25% 6/1/09 ....................................     1,225,000     1,271,305
   7.50% 6/1/14 ....................................       760,000       799,604
   7.55% 6/1/19 ....................................     2,365,000     2,481,547
 Moorhead, Minnesota Economic Development
   Authority Multifamily Housing Development
   (Eventide) Series B 6.00% 6/1/18 ................     1,000,000       950,440
 New Brighton Multifamily Mortgage (Polynesian
   Village Apartments) Series 1995-A
   7.60% 4/1/25 ....................................     3,820,000     3,969,782
 St. Paul Housing & Redevelopment Authority
   Single Family Mortgage
   6.40% 3/1/21 (FNMA) .............................     1,705,000     1,754,411
 Stillwater, Minnesota Multifamily Mortgage
   (Stillwater Cottages) 7.25%
   11/1/27 (AMT) ...................................     1,540,000     1,534,379
                                                                     -----------
                                                                      33,532,816
                                                                     -----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 0.88%
 Burnsville, Minnesota Commercial Development
   Refunding (Holiday Inn Project)
   5.90% 4/1/08 ....................................     1,430,000     1,409,394
                                                                     -----------
                                                                       1,409,394
                                                                     -----------
 POLLUTION CONTROL REVENUE BONDS - 7.84%
 Bass Brook, Minnesota Pollution Control
   Power & Light 6.00% 7/1/22 ......................     7,660,000     7,721,893
 Cloquet, Minnesota Pollution Control
   (Potlatch Corporation Project)
   5.90% 10/1/26 ...................................     5,000,000     4,868,400
                                                                     -----------
                                                                      12,590,293
                                                                     -----------
 POWER AUTHORITY REVENUE BONDS - 5.81%
 Northern Minnesota Municipal Power
   Agency Electric System Series B
   5.50% 1/1/18 (AMBAC) ............................     5,955,000     5,860,196
 Puerto Rico Electric Power Authority
   5.25% 7/1/21 ....................................     2,000,000     1,867,220
 Western Minnesota Municipal Power Agency
   5.50% 1/1/15 (MBIA) .............................     1,605,000     1,603,202
                                                                     -----------
                                                                       9,330,618
                                                                     -----------
*PRE-REFUNDED/ESCROWED TO MATURITY - 30.15%
 Buffalo Independent School District
   6.15% 2/1/22-03 (FSA) ...........................     4,030,000     4,215,058
 Dakota & Washington Counties Housing and
   Redevelopment Authority Single
   Family Mortgage 8.375% 9/1/21
   (AMT)(GNMA) (Escrowed to Maturity) ..............     5,500,000     7,293,440

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                             -----------------------------------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY (CONTINUED)
 Detroit Lakes Benedictine Health Systems
   (St. Mary's Hospital) 6.00% 2/15/19-03
   (Connie Lee) ..................................   $  1,250,000   $  1,333,375
 Duluth Economic Development Authority Health
   Care Facilities (Duluth Clinic)
   6.20% 11/1/12-02 (AMBAC) ......................        720,000        772,020
   Series 1992 6.30% 11/1/22-02 (AMBAC) ..........      3,890,000      4,182,139
 Duluth Economic Development Authority Health
   Care Facilities (Duluth Clinic)
   6.20% 11/1/12-04 (AMBAC) ......................        280,000        301,230
   6.30% 11/1/22-04 (AMBAC) ......................        960,000      1,037,098
 Esko Independent School District
   5.65% 4/1/12-05 (FSA) .........................        550,000        571,786
 Hawley Independent School District
   5.75% 2/1/17-06 (FSA) .........................      1,000,000      1,044,550
 Metropolitan Council Sports Facility Commission
   (Hubert H. Humphrey Metrodome)
   6.00% 10/1/09 (Escrowed to Maturity) ..........      2,360,000      2,473,610
 Minneapolis, St. Paul Housing & Redevelopment
   Authority (HealthOne)
   7.40% 8/15/11-00 (MBIA) .......................      2,105,000      2,208,840
 Minnesota Public Facilities Authority Water
   Pollution Control 6.25% 3/1/16-05 .............      1,000,000      1,076,640
   Series 1992 6.50% 3/1/14-05 ...................      3,300,000      3,525,225
 Red Wing Independent School District #256
   Series 1993-A 5.70% 2/1/12-03 .................      2,925,000      3,016,494
   Series 1993-A 5.70% 2/1/13-03 .................      1,625,000      1,675,830
 St. Paul Housing and Redevelopment Authority
   Sales Tax (Civic Center) 5.55% 11/1/23
   (Escrowed To Maturity) ........................      2,300,000      2,272,814
   5.55% 11/1/23 (MBIA)
   (Escrowed To Maturity) ........................      4,200,000      4,177,694
 Southern Minnesota Municipal Power Agency
   5.75% 1/1/18-16 ...............................      3,715,000      3,761,029
 Stewartville Independent School District #534
   5.75% 2/1/17-05 ...............................      1,705,000      1,774,479
 Western Minnesota Municipal Power Agency
   6.625% 1/1/16 (Escrowed To Maturity) ..........      1,535,000      1,689,083
                                                                    ------------
                                                                      48,402,434
                                                                    ------------
 TRANSPORTATION REVENUE BONDS - 3.59%
 Puerto Rico Commonwealth Highway &
   Transportation Authority 5.50% 7/1/26 .........      6,000,000      5,764,200
                                                                    ------------
                                                                       5,764,200
                                                                    ------------
 WATER & SEWER REVENUE BONDS - 2.10%
 Minnesota Public Facilities Authority Water
   Pollution Control Revenue
   5.84% 3/1/17 ..................................      1,145,000        864,269
   5.94% 3/1/18 ..................................      1,360,000      1,025,386
   5.94% 3/1/19 ..................................      2,000,000      1,484,040
                                                                    ------------
                                                                       3,373,695
                                                                    ------------
 TOTAL MUNICIPAL BONDS (COST $154,942,704) .....                     157,248,123
                                                                    ------------
                                                       for tax-exempt income 15

--------------------------------------------------------------------------------
                                                           NUMBER     MARKET
                                                         OF SHARES    VALUE
                                             -----------------------------------
SHORT-TERM INVESTMENTS - 0.88%
Federated Municipal Money Market Fund ..............    1,419,039  $  1,419,039
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (COST $1,419,039) ...............................                  1,419,039
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 98.81%
   (COST $156,361,743) ..........................................  $158,667,162
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.19%..........     1,917,977
                                                                   ------------
TOTAL NET ASSETS - 100.00% ......................................   160,585,139
LIQUIDATION VALUE OF PREFERRED STOCK ............................   (60,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,252,200 COMMON SHARES
   ($0.01 PAR VALUE) OUTSTANDING ................................  $100,585,139
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($100,585,139/7,252,200 SHARES) ..............................        $13.87
                                                                         ======
---------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect at September 30, 1999.

Summary of Abbreviations:
AMBAC      - Insured by the American Municipal Bond Assurance Corporation
AMT        - Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association
FHA        - Insured by the Federal Housing Authority
FNMA       - Insured by the Federal National Mortgage Association
FSA        - Insured by Financial Security Assurance
GNMA       - Insured by the Government National Mortgage Association
MBIA       - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Common Stock, $0.01 par value, 200 million shares authorized
   to the Fund ..............................................    $ 99,710,002
Preferred Stock, $0.01 par value, 1 million shares authorized
   to the Fund ..............................................      60,000,000
Undistributed net investment income .........................       1,324,954
Accumulated net realized loss on investments ................      (2,755,236)
Net unrealized appreciation of investments ..................       2,305,419
                                                                 ------------
Total net assets ............................................    $160,585,139
                                                                 ============
                             See accompanying notes

VOYAGEUR MINNESOTA MUNICIPAL
INCOME FUND III, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                             -----------------------------------
MUNICIPAL BONDS - 96.95%
HIGHER EDUCATION REVENUE BONDS - 6.02%
Minnesota Higher Education Facilities Authority
   (St. Mary's College) Series 3-Q
   6.15% 10/1/23 ..............................        $1,000,000    $  985,200
Minnesota Higher Education Facilities Authority
   (St. Thomas University) Series 4-A1
   5.625% 10/1/21 .............................        1,010,000        985,740
Minnesota State Higher Educational Facilities
   Authority Revenue Unrefunded Balance Series
   6.375% 3/1/20 ..............................          345,000        351,786
                                                                     ----------
                                                                      2,322,726
                                                                     ----------
HOSPITAL REVENUE BONDS - 17.82%
Minnesota Agriculture & Economic Development
   Health Care System (Benedictine Care)
   5.75% 2/1/29 ...............................        1,300,000      1,169,727
Minnesota Agricultural & Economic Development
   Health Care System (Fairview Hospital)
   Series A 5.75% 11/15/26 (MBIA) .............        2,000,000      1,970,160
Princeton Fairview Hospital Series 1991-C
   6.25% 1/1/21 (MBIA) ........................        2,000,000      2,070,320
Robbinsdale North Memorial Medical Center
   Series 1993-B 5.50% 05/15/23 (AMBAC) .......        1,500,000      1,444,290
St. Paul, Minnesota Housing & Redevelopment
   Authority for Healtheast Hospital
   5.85% 11/1/17 ..............................          250,000        226,695
                                                                     ----------
                                                                      6,881,192
                                                                     ----------
HOUSING REVENUE BONDS - 18.18%
Brooklyn Center Multifamily Housing
   (Four Courts) 7.50% 6/1/25 (AMT) ...........        1,000,000      1,016,110
Burnsville Multifamily Mortgage Series A
   7.10% 1/1/30 (FSA) .........................        2,000,000      2,152,200
Edina Housing Revenue Authority (Edina Park
   Plaza) 7.70% 12/1/28 (FHA) .................        1,000,000      1,021,690
Minnesota Housing Finance Agency Single
   Family Mortgage Series 1991-A
   7.45% 7/1/22 (AMT) (FHA) ...................          920,000        950,664
Minneapolis Multifamily Housing
   (Olson Townhomes) 6.00%
   12/1/19 (AMT) ..............................        1,875,000      1,880,550
                                                                     ----------
                                                                      7,021,214
                                                                     ----------

16 for tax-exempt income

--------------------------------------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                             -----------------------------------
  MUNICIPAL BONDS (CONTINUED)
  POLLUTION CONTROL REVENUE BONDS - 9.65%
  Bass Brook, Minnesota Power & Light
   6.00% 7/1/22 ..................................   $ 1,505,000   $ 1,517,160
  Cloquet, Minnesota Pollution Control (Potlatch
   Corporation Project) 5.90% 10/1/26 ............     1,000,000       973,680
**Minnesota State Public Facilities Authority
   Water Pollution Control Revenue
   (ROLS II) 5.35% 3/1/18 ........................     1,640,000     1,236,494
                                                                   -----------
                                                                     3,727,334
                                                                   -----------
  POWER AUTHORITY REVENUE BONDS - 4.68%
  Southern Minnesota Municipal Power
   Agency 5.75% 1/1/18 (FGIC) ....................     1,800,000     1,808,694
                                                                   -----------
                                                                     1,808,694
                                                                   -----------
 *PRE-REFUNDED/ESCROWED TO MATURITY - 26.84%
  Duluth Economic Development Authority
   Hospital Facilities (Duluth Clinic)
   6.20% 11/1/12-02 (AMBAC) ......................     1,080,000     1,158,030
  Duluth Economic Development Authority
   Hospital Facilities (Duluth Clinic)
   6.20% 11/1/12-04 (AMBAC) ......................       420,000       451,844
  Esko Independent School District
   5.75% 4/1/17-05 (FSA) .........................     2,145,000     2,240,195
  Minnesota Higher Education Facilities Authority
   (Saint Benedict) Series 3-W
   6.375% 3/1/20-04 ..............................       930,000       996,635
  Moorhead Public Utilities 6.25%
   11/1/12-02 (MBIA) .............................     1,500,000     1,573,605
  North Branch Independent School District
   #138 5.625% 2/1/17 (FGIC)
   (Escrowed to Maturity) ........................     1,000,000     1,037,320
  University of Minnesota Hospital
   6.75% 12/1/16 (Escrowed to Maturity) ..........     2,580,000     2,907,196
                                                                   -----------
                                                                    10,364,825
                                                                   -----------
  TRANSPORTATION REVENUE BONDS - 5.58%
  Minneapolis & Saint Paul, Minnesota Metro
   Airports Common Airport Revenue
   Series A 5.125% 1/1/25 ........................     1,000,000       906,110
  Puerto Rico Commonwealth Highway &
   Transportation Authority
   5.50% 7/1/26 ..................................     1,300,000     1,248,910
                                                                   -----------
                                                                     2,155,020
                                                                   -----------
  WATER & SEWER REVENUE BONDS - 7.24%
  Minnesota Public Facility Authority
   Water Pollution Control
   5.40% 3/1/15 ..................................     2,820,000     2,796,566
                                                                   -----------
                                                                     2,796,566
                                                                   -----------
  OTHER REVENUE BONDS - 0.94%
  Minneapolis, Minnesota Community
   Development Agency (Supported
   Development Revenue Limited Common
   Bond Fund) Series 5 5.70% 12/1/27 .............       375,000       360,750
                                                                   -----------
                                                                       360,750
                                                                   -----------
  TOTAL MUNICIPAL BONDS
   (cost $36,559,390) ............................                  37,438,321
                                                                   -----------

--------------------------------------------------------------------------------
                                                         NUMBER     MARKET
                                                       OF SHARES    VALUE
                                             -----------------------------------
SHORT-TERM INVESTMENTS - 1.66%
Federated Minnesota Municipal Cash Trust .......        639,492  $    639,492
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS (COST $639,492) ...                      639,492
                                                                 ------------

TOTAL MARKET VALUE OF SECURITIES - 98.61%
   (COST $37,198,882) ........................................   $ 38,077,813
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.39% ................................        536,959
                                                                 ------------
TOTAL NET ASSETS - 100.00% ...................................     38,614,772
LIQUIDATION VALUE OF PREFERRED STOCK .........................    (15,000,000)
                                                                 ------------
NET ASSETS APPLICABLE TO 1,837,200 COMMON SHARES
   ($0.01 PAR VALUE) OUTSTANDING .............................   $ 23,614,772
                                                                 ============
NET ASSET VALUE PER COMMON SHARE
   ($23,614,772 / 1,837,200 SHARES) ..........................         $12.85
                                                                       ======
-------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect at September 30, 1999.

Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation
AMT   - Alternative Minimum Tax
FGIC  - Insured by the Financial Guaranty Insurance Corporation
FHA   - Insured by the Federal Housing Authority
FSA   - Insured by Financial Security Assurance
MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Common stock, $0.01 par value, 200 million shares authorized
   to the Fund ..............................................    $25,246,730
Preferred stock, $0.01 par value, 1 million shares authorized
   to the Fund ..............................................     15,000,000
Undistributed net investment income .........................        209,183
Accumulated net realized loss on investments ................     (2,720,072)
Net unrealized appreciation of investments ..................        878,931
                                                                 -----------
Total net assets ............................................    $38,614,772
                                                                 ===========
                             See accompanying notes
                                                       for tax-exempt income 17

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS - 98.78%
GENERAL OBLIGATION BONDS - 17.71%
Eagle Mountain Community Facility District
   A2 6.40% 7/1/17 .................................   $1,500,000  $ 1,571,970
Maricopa County Alhambra Elementary School District
   #68 5.625% 7/1/13 (AMBAC) .......................    2,500,000    2,540,750
Maricopa County Unified School District #11
   5.50% 7/1/10 ....................................    3,000,000    3,062,310
Maricopa County Unified School District #41
   6.25% 7/1/15 (FSA) ..............................    1,500,000    1,580,265
Maricopa County Washington Elementary Unified School
   District #6 5.375% 7/1/14 (AMBAC) ...............    1,000,000      990,380
Mohave County Unified School District #1 5.90%
   7/1/15 (FGIC) ...................................    1,500,000    1,538,955
Santa Cruz Valley Unified School District #35
   5.80% 7/1/09 (AMBAC) ............................      600,000      620,706
                                                                   -----------
                                                                    11,905,336
                                                                   -----------
HIGHER EDUCATION REVENUE BONDS - 3.19%
University of Arizona
   6.25% 6/1/11 ....................................    1,000,000    1,050,740
   6.35% 6/1/14 ....................................    1,000,000    1,092,670
                                                                   -----------
                                                                     2,143,410
                                                                   -----------
HOSPITAL REVENUE BONDS - 16.03%
Maricopa County Health Facilities (Catholic
   Health Care West) Series A
   5.75% 7/1/11 (MBIA) .............................    1,750,000    1,818,828
   6.00% 7/1/21 (MBIA) .............................    1,100,000    1,124,398
Mesa, Arizona Industrial l Development Authority
   5.625% 1/1/29 ...................................    3,000,000    2,922,060
Mohave County Industrial Development Authority
   (Baptist Hospital) 5.50% 9/1/21 (MBIA) ..........      500,000      486,940
Phoenix Industrial Development Authority
   (John C. Lincoln Hospital)
   5.50% 12/1/13 (FSA) .............................    1,100,000    1,111,000
Show Low, Arizona Industrial Development Authority
   (Navapache Regional Medical Center)
   Series A 5.50% 12/1/17 (ACA) ....................    1,700,000    1,648,626
University of Arizona Medical Center
   6.25% 7/1/16 (MBIA) .............................      700,000      728,665
Yavapai County, Arizona Industrial Development
   Authority Residential Care Facilities
   5.40% 2/20/38 (GNMA) ............................    1,000,000      932,860
                                                                   -----------
                                                                    10,773,377
                                                                   -----------
HOUSING REVENUE BONDS - 19.90%
Maricopa County, Arizona Industrial Development
   Authority Multifamily (Camelback Apartments
   Project A) 5.45% 5/1/28 (Asset Guaranty) ........    1,250,000    1,185,900
Peoria Multifamily Housing Mortgage
   7.30% 2/20/28 (GNMA) ............................    1,230,000    1,314,882

--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                             -----------------------------------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 Phoenix Industrial Development Authority
   (Chris Ridge) 6.80% 11/1/25 (FHA) ................ $    500,000  $   516,670
 Phoenix Industrial Development Authority
   Single Family Mortgage
   5.30% 4/1/20 .....................................    2,500,000    2,351,250
   5.35% 6/1/20 (GNMA) ..............................    3,345,000    3,161,025
 Pima County, Arizona Industrial Development
   Authority (Single Family Mortgage Revenue)
   Series A
   5.20% 5/1/31 .....................................    1,450,000    1,305,334
   6.25% 11/1/30 ....................................    1,125,000    1,150,943
 Tempe Industrial Development Authority Multifamily
   Mortgage 6.125% 6/1/10 (FHA) .....................    2,305,000    2,386,666
                                                                    -----------
                                                                     13,372,670
                                                                    -----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 2.86%
 Coconino County (Nevada Power) Pollution Control
   Corporation 5.80% 11/1/32 ........................    1,000,000      954,780
 Navajo County (Arizona Public Service) Pollution
   Control Corporation
   5.50% 8/15/28 (AMBAC) ............................    1,000,000      970,390
                                                                    -----------
                                                                      1,925,170
                                                                    -----------
 LEASES/CERTIFICATES OF PARTICIPATION - 9.05%
 Phoenix Civic Excise Tax Revenue
   5.25% 7/1/24 .....................................    1,250,000    1,167,925
   5.375% 7/1/29 ....................................    2,600,000    2,451,046
 Scottsdale Municipal Property Corporation Lease
   6.25% 11/1/14 (FGIC) .............................    1,300,000    1,351,311
 Tucson, Arizona Certificate of Participation
   5.60% 7/1/11 .....................................    1,100,000    1,110,890
                                                                    -----------
                                                                      6,081,172
                                                                    -----------
 POWER AUTHORITY REVENUE BONDS - 2.54%
   Salt River Project Electric System Revenue
   6.25% 1/1/27 .....................................    1,635,000    1,704,782
                                                                    -----------
                                                                      1,704,782
                                                                    -----------
*PRE-REFUNDED/ESCROWED TO MATURITY - 2.36%
   Arizona Health Facility Authority Phoenix Baptist
   Hospital and Medical Center 6.25% 9/1/11
   (Escrowed to Maturity)(MBIA) .....................    1,500,000    1,582,005
 Pima County, Marana Unified School District #6
   Series A 5.75% 7/1/12-03 .........................        5,000        5,294
                                                                    -----------
                                                                      1,587,299
                                                                    -----------
 TRANSPORTATION REVENUE BONDS - 9.26%
 City of Phoenix, Arizona Street & Highway
   Junior Lien 6.25% 7/1/11 (FGIC) ..................    1,300,000    1,378,832
 Tucson Airport Authority 5.70%
   6/1/13 (MBIA) ....................................    1,000,000    2,046,340
 Tucson Street & Highway 5.50%
   7/1/12 (MBIA) ....................................    3,000,000    2,798,428
                                                                    -----------
                                                                      6,223,600
                                                                    -----------

18 for tax-exempt income

--------------------------------------------------------------------------------
                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)
WATER & SEWER REVENUE BONDS - 11.05%
Phoenix, Arizona Civic Improvement Wastewater
   Systems Revenue 5.375% 7/1/22 ...............   $  1,000,000    $    962,470
Phoenix Civic Improvement Corporation 5.50%
   7/1/21 (AMBAC) ..............................      2,000,000       1,960,080
Phoenix Water System 5.50% 7/1/22 ..............      1,000,000         968,400
   Tucson Water Refunding Series A 5.75%
   7/1/18 (AMBAC) ..............................      3,500,000       3,534,265
                                                                   ------------
                                                                      7,425,215
                                                                   ------------
OTHER REVENUE BONDS - 4.84%
Arizona Student Loan Revenue 5.90% 5/1/24 ......      1,500,000       1,492,215
Maricopa County Stadium District
   5.50% 7/1/13 (MBIA) .........................      1,750,000       1,765,243
                                                                   ------------
                                                                      3,257,458
                                                                   ------------
Total Municipal Bonds (cost $65,603,120) .......                     66,399,489
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 98.79%
   (COST $65,603,120) ..........................................   $ 66,399,489
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.21% ..................................        814,235
                                                                   ------------
TOTAL NET ASSETS - 100.00% .....................................     67,213,724
LIQUIDATION VALUE OF PREFERRED STOCK ...........................    (25,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,982,200 COMMON SHARES
   ($0.01 PAR VALUE) OUTSTANDING ...............................   $ 42,213,724
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($42,213,724 / 2,982,200 SHARES).............................         $14.16
                                                                         ======
--------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded

Summary of Abbreviations:
ACA            - Insured by the American Capital Access Corporation
AMBAC          - Insured by the American Municipal Bond Assurance Corporation
Asset Guaranty - Insured by the Asset Guaranty Insurance Company
FGIC           - Insured by the Financial Guaranty Insurance Corporation
FHA            - Insured by the Federal Housing Authority
FSA            - Insured by Financial Security Assurance
GNMA           - Insured by the Government National Mortgage Association
MBIA           - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Common Stock, $0.01 par value, 200 million shares authorized
   to the Fund .................................................    $40,838,893
Preferred stock, $0.01 par value, 1 million shares authorized
   to the Fund .................................................     25,000,000
Undistributed net investment income ............................        683,295
Accumulated net realized loss on investments ...................       (104,833)
Net unrealized appreciation of investments .....................        796,369
                                                                    -----------
Total net assets ...............................................    $67,213,724
                                                                    ===========
                             See accompanying notes

VOYAGEUR FLORIDA INSURED MUNICIPAL
INCOME FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                             -----------------------------------
 MUNICIPAL BONDS - 98.57%
 HIGHER EDUCATION REVENUE BONDS - 4.95%
   Florida Agricultural & Mechanical University
   (Student Apartment Facility) 5.625%
   7/1/21 (MBIA) ......................................$ 1,250,000   $ 1,239,813
 Volusia Education Facilities Authority (Stetson
   University) 5.50% 6/1/17 (MBIA) ....................  1,500,000     1,488,180
                                                                     -----------
                                                                       2,727,993
                                                                     -----------
 HOSPITAL REVENUE BONDS - 11.01%
 Orange County Health Facilities Authority
   (Adventist Health System) 5.75%
   11/15/25 (AMBAC) ...................................  1,500,000     1,499,895
 Orange County Health Facilities Authority
   (Orlando Regional Health) 6.25%
   10/1/18 (MBIA) .....................................  2,000,000     2,158,120
 Venice Health Care (Bon Secours Health
   System Project) 5.60% 8/15/16 (MBIA) ...............  2,405,000     2,409,810
                                                                     -----------
                                                                       6,067,825
                                                                     -----------
 HOUSING REVENUE BONDS - 11.81%
 Florida Housing Finance Agency Homeowner
   Mortgage Series 2 5.90% 7/1/29
   (MBIA) (AMT) .......................................  1,240,000     1,229,559
 Florida State Housing (Leigh Meadows Project)
   Series N 6.30% 9/1/36 (AMBAC) (AMT) ................  2,510,000     2,590,872
 Florida State Housing (Woodbridge Project) Series L
   6.05% 12/1/16 (AMBAC) (AMT) ........................  1,120,000     1,144,360
   6.25% 6/1/36 (AMBAC) ...............................  1,500,000     1,544,070
                                                                     -----------
                                                                       6,508,861
                                                                     -----------
*PRE-REFUNDED/ESCROWED TO MATURITY - 23.95%
 Boca Raton Community Redevelopment Tax
   Increment (Mizner Park Project)
   5.875% 3/1/13-02 (FGIC) ............................  1,500,000     1,584,000
 Dade County Professional Sports Franchise
   Facilities 6.00% 10/1/22-02 (FGIC) .................  1,000,000     1,063,310
 Dade County School Board Lease
   5.60% 8/1/17-06 (AMBAC) ............................  1,000,000     1,062,230
 Dade County Seaport 6.25%
   10/1/21-01 (AMBAC) .................................  1,000,000     1,050,860
 Hillsborough County Industrial Development Authority
   Alleghany Health System (Knox Village)
   (Escrowed to Maturity) 5.75%
   12/1/21(MBIA) ......................................  1,000,000       991,260
 Lakeland Hospital System (Lakeland
   Regional Medical Center)
   5.75% 11/15/15-02 (FGIC) ...........................  2,500,000     2,655,725
 Orange County Sales Tax
   6.125% 1/1/19-00 (FGIC) ............................  1,000,000     1,025,700
 Sunrise Utility System Series A 5.75%
   10/1/26-06 (AMBAC) .................................  2,500,000     2,680,600
 Village Center Community Development District
   Series A 5.85% 11/1/16-06 (MBIA) ...................  1,000,000     1,086,030
                                                                     -----------
                                                                      13,199,715
                                                                     -----------
                                                       for tax-exempt income 19

--------------------------------------------------------------------------------
                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)
SCHOOL DISTRICT REVENUE BONDS - 10.55%
Escambia County School Board Lease 5.50%
   2/1/22 (MBIA) ....................................$5,000,000   $4,855,750
St. Lucie County School Board Lease 5.375%
   7/1/19 (FSA) ..................................... 1,000,000      961,690
                                                                  ----------
                                                                   5,817,440
                                                                  ----------
TRANSPORTATION REVENUE BONDS - 8.48%
Dade County Aviation Series B 5.60%
   10/1/26 (MBIA) ................................... 1,000,000      976,880
Florida Ports Financing Commission 5.375%
   6/1/27 (MBIA) (AMT) .............................. 2,250,000    2,104,200
Hillsborough County Aviation Authority
   (Tampa International Airport) Series B
   5.60% 10/1/19 (FGIC) ............................. 1,600,000    1,590,480
                                                                  ----------
                                                                   4,671,560
                                                                  ----------
UTILITIES REVENUE BONDS - 2.29%
Florida State Municipal Power Agency
   (St. Lucie Project)
   5.70% 10/1/16 (FGIC) ............................. 1,250,000    1,259,688
                                                                  ----------
                                                                   1,259,688
                                                                  ----------
WATER & SEWER REVENUE BONDS - 11.09%
City of Panama Beach Water & Sewer 5.50%
   6/1/18 (AMBAC) ................................... 1,000,000      988,430
Dade County Water & Sewer 5.50%
   10/1/25 (FGIC) ................................... 1,100,000    1,066,010
Florida Keys Aqueduct Water 5.25%
   9/1/21 (AMBAC) ................................... 1,700,000    1,606,908
Indian River County Water & Sewer 5.50%
   9/1/16 (FGIC) .................................... 1,000,000      992,340
Sarasota County Utility System 5.50%
   10/1/22 (FGIC) ................................... 1,500,000    1,456,215
                                                                  ----------
                                                                   6,109,903
                                                                  ----------
OTHER REVENUE BONDS - 14.44%
Miami Beach Resort Tax 5.50%
   10/1/16 (AMBAC) .................................. 1,000,000      992,370
Orange County Public Service Tax 6.00%
   10/1/24 (FGIC) ................................... 3,000,000    3,084,180
Reedy Creek Improvement (Sports Complex)
   5.75% 6/1/13 (MBIA) .............................. 2,300,000    2,354,325
Saint John's County Industrial Development Authority
   (Pro Golf Hall of Fame) 5.50%
   3/1/17 (MBIA) ....................................   250,000      246,682

--------------------------------------------------------------------------------
                                                     PRINCIPAL       MARKET
                                                      AMOUNT         VALUE
                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Tampa Utilities Tax 6.00% 10/1/15 (AMBAC) ......    $1,000,000     $ 1,020,220
Village Center Community Development District
   Series A 5.50% 11/1/10 (MBIA) ...............        250,000        259,013
                                                                   -----------
                                                                     7,956,790
                                                                   -----------
Total Municipal Bonds
   (cost $52,857,152) ..........................                    54,319,775
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES - 98.57%
   (COST $52,857,152) .........................................    $54,319,775
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.43% .................................        788,060
                                                                   -----------
TOTAL NET ASSETS - 100.00% ....................................     55,107,835
LIQUIDATION VALUE OF PREFERRED STOCK ..........................    (20,000,000)
                                                                   -----------
NET ASSETS APPLICABLE TO 2,422,200 COMMON SHARES
   ($0.01 PAR VALUE) OUTSTANDING ..............................    $35,107,835
                                                                   ===========
NET ASSET VALUE PER COMMON SHARE
   ($35,107,835 / 2,422,200 SHARES) ...........................         $14.49
                                                                        ======
-------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation
AMT   - Alternative Minimum Tax
FGIC  - Insured by the Financial Guaranty Insurance Company
FSA   - Insured by Financial Security Assurance
MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Common Stock, $0.01 par value unlimited shares authorized
   to the Fund ................................................    $33,361,389
Preferred stock $0.01 par value unlimited shares authorized
   to the Fund ................................................     20,000,000
Undistributed net investment income ...........................        694,056
Accumulated net realized loss on investments ..................       (410,233)
Net unrealized appreciation of investments ....................      1,462,623
                                                                   -----------
Total net assets ..............................................    $55,107,835
                                                                   ===========
                             See accompanying notes

20 for tax-exempt income

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS - 96.74%
GENERAL OBLIGATION BONDS - 14.90%
Adams County School District #12 (Five Star)
   5.40% 12/15/15 (FGIC) ..........................   $ 1,000,000   $   987,170
   5.40% 12/15/16 (FGIC) ..........................     2,000,000     1,958,180
Archuleta & Hinsdale Counties School District #50JT
   5.50% 12/1/14 (MBIA) ...........................     1,000,000     1,004,200
   5.55% 12/1/20 (MBIA) ...........................     4,000,000     3,931,280
El Paso County School District #20
   5.625% 12/15/16 (AMBAC) ........................     3,000,000     3,005,880
   5.625% 12/15/16 (MBIA) .........................     1,000,000     1,001,960
Pueblo, Colorado 5.80% 6/1/11 (MBIA) ..............     1,405,000     1,450,213
Stonegate Village Metropolitan District Refunding
   & Improvement Series A 5.50%
   12/1/21 (FSA) ..................................     2,750,000     2,670,965
                                                                    -----------
                                                                     16,009,848
                                                                    -----------
HIGHER EDUCATION REVENUE BONDS - 16.57%
Aurora Educational Development
   6.00% 10/15/15 (Connie Lee) ....................     2,500,000     2,563,350
Colorado Mountain College Residence Hall
   Authority 5.75% 6/1/23 (MBIA) ..................     1,000,000     1,001,750
Colorado Postsecondary Education Facility
   Authority (University of Denver Project)
   6.00% 3/1/16 (Connie Lee) ......................     4,000,000     4,127,000
Colorado School Mines Auxiliary Facilities
   5.00% 12/1/28 (MBIA) ...........................     1,700,000     1,486,021
Colorado Springs Colorado
   Colorado College (MBIA) 5.375% 6/1/32 ..........     5,000,000     4,682,900
Colorado State Board Agriculture - State University
   Refunding & Improvement Auxiliary Facilities
   5.125% 3/1/17 (AMBAC) ..........................     1,000,000       935,950
Colorado State Colleges Board of Trustees
   (Adams State College) Series A
   5.75% 5/15/19 (MBIA) ...........................     2,000,000     2,012,959
University of Northern Colorado Auxiliary
   Facilities System 5.60% 6/1/24 (MBIA) ..........     1,000,000       989,370
                                                                    -----------
                                                                     17,799,300
                                                                    -----------
HOSPITAL REVENUE BONDS - 13.12%
Colorado Health Facilities Authority
   (Boulder Community Hospital Project)
   Series B 5.875% 10/1/23 (MBIA) .................     2,625,000     2,651,145
Colorado Health Facilities Authority
   (North Colorado Medical Center)
   5.95% 5/15/12 (MBIA) ...........................     2,000,000     2,097,820
   6.00% 5/15/20 (MBIA) ...........................     1,000,000     1,024,270
Colorado Springs Memorial Hospital
   6.00% 12/15/24 (MBIA) ..........................     2,250,000     2,303,820
Logan County Health Care Facilities
   (Western Health Network, Inc.)
   5.90% 1/1/19 (MBIA) ............................     2,510,000     2,538,991
   University of Colorado Hospital Authority
   Refunding Series A 5.20%
   11/15/17 (AMBAC) ...............................     3,695,000     3,483,794
                                                                    -----------
                                                                     14,099,840
                                                                    -----------
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
                                             -----------------------------------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS - 8.26%
 Colorado Housing Finance Authority
   (Single Family Housing) Series AA
   5.625% 11/1/23 (MBIA) ...............................$ 5,000,000  $ 4,944,500
 Denver, Colorado City & County
   Multi-Family Housing Mortgage Loan
   (Garden Court) 5.40% 7/1/39 (FHA) ...................  2,000,000    1,861,520
 Snowmass Village Multi-Family Housing
   Refunding (Essential Function Housing)
   6.25% 12/15/16 (FSA) ................................  2,000,000    2,065,140
                                                                     -----------
                                                                       8,871,160
                                                                     -----------
 LEASES/CERTIFICATES OF PARTICIPATION - 8.11%
 Arapahoe County, Colorado Library District
   5.70% 12/15/10 (MBIA) ...............................  2,000,000    2,071,340
 Auraria, Colorado Higher Education Center
   (Administrative Office Facility Project)
   5.125% 5/1/28 (AMBAC) ...............................  6,000,000    5,384,040
 Eagle County, Colorado Public Improvements
   5.40% 12/1/18 (MBIA) ................................  1,300,000    1,254,786
                                                                     -----------
                                                                       8,710,166
                                                                     -----------
 MISCELLANEOUS & SALES TAX REVENUE BONDS - 2.62%
 Castle Rock Sales & Use Tax
   5.90% 6/1/16 (FSA) ..................................  1,755,000    1,799,437
 Douglas County Sales & Use Tax
   5.50% 10/15/11 (MBIA) ...............................  1,000,000    1,019,810
                                                                     -----------
                                                                       2,819,247
                                                                     -----------
 POLLUTION CONTROL REVENUE BONDS - 1.43%
 Adams County Pollution Control Refunding
   (Public Service Company Project) Series A
   5.875% 4/1/14 (MBIA) ................................  1,500,000    1,537,650
                                                                     -----------
                                                                       1,537,650
                                                                     -----------
*PRE-REFUNDED BONDS - 11.87%
 City of Westminster County Sales & Use Tax Refunding
   Series A 6.25% 12/1/12-02 (FGIC) ....................  5,000,000    5,287,500
 Jefferson County School District #R-001
   6.00% 12/15/12-02 (AMBAC) ...........................  1,575,000    1,668,728
   6.25% 12/15/12-02 (AMBAC) ...........................  2,435,000    2,597,877
 Regional Transportation District (Colorado Sales Tax)
   6.25% 11/1/12-02 (FGIC) .............................  3,000,000    3,194,670
                                                                     -----------
                                                                      12,748,775
                                                                     -----------
 TRANSPORTATION REVENUE BONDS - 15.16%
 Arapahoe County Capital Improvements Highway
   6.05% 8/31/15 (MBIA) ................................  4,700,000    4,920,242
 Denver, Colorado City & County Airport
   Series E 5.25% 11/15/23 (MBIA) ......................  9,100,000    8,476,195
 E-470 Public Highway Authority
   Series A 5.00% 9/1/21 (MBIA) ........................    500,000      447,300
   Series A 5.00% 09/01/26 (MBIA) ......................  2,000,000    1,756,200
 Regional Transportation District (Colorado
   Sales Tax) 6.25% 11/1/12 (FGIC) .....................    645,000      682,649
                                                                     -----------
                                                                      16,282,586
                                                                     -----------
                                                       for tax-exempt income 21

--------------------------------------------------------------------------------
                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)
UTILITY REVENUE BONDS - 1.81%
Platte River Power Authority (Colorado Power)
   Series DD 5.375% 6/1/17 (MBIA) ..............   $2,000,000      $  1,947,600
                                                                   ------------
                                                                      1,947,600
                                                                   ------------
WATER & SEWER REVENUE BONDS - 2.89%
Municipal Subdistrict of Northern Colorado Water
   Conservancy District Series F
   6.50% 12/1/12 (AMBAC) .......................    2,800,000         3,107,048
                                                                   ------------
                                                                      3,107,048
                                                                   ------------
Total Municipal Bonds (cost $104,210,319) ......                    103,933,220
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 96.74%
   (COST $104,210,319) .........................................   $103,933,220
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 3.26% .........................................      3,506,613
                                                                   ------------
TOTAL NET ASSETS - 100.00% .....................................    107,439,833
LIQUIDATION VALUE OF PREFERRED STOCK ...........................    (40,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 4,837,100 COMMON SHARES
   ($0.01 PAR VALUE) OUTSTANDING ...............................   $ 67,439,833
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($67,439,833 / 4,837,100 SHARES).............................         $13.94
                                                                         ======
----------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC      - Insured by the American Municipal Bond Assurance Corporation
Connie Lee - Insured by the College Construction Insurance Association
FGIC       - Insured by the Financial Guaranty Insurance Company
FHA        - Insured by the Federal Housing Authority
FSA        - Insured by Financial Security Assurance
MBIA       - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Common stock, $0.01 par value, 200 million shares
   authorized to the Fund ..................................    $ 67,238,110
Preferred stock, $0.01 par value, 1 million shares
   authorized to the Fund ..................................      40,000,000
Undistributed net investment income ........................       1,122,356
Accumulated net realized loss on investments ...............        (643,534)
Net unrealized depreciation of investments .................        (277,099)
                                                                ------------
Total net assets ...........................................    $107,439,833
                                                                ============

                             See accompanying notes

22 for tax-exempt income

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                      VOYAGEUR            VOYAGEUR              VOYAGEUR             VOYAGEUR
                                                     MINNESOTA            MINNESOTA             MINNESOTA            ARIZONA
                                                     MUNICIPAL            MUNICIPAL             MUNICIPAL           MUNICIPAL
                                                    INCOME FUND,        INCOME FUND II,      INCOME FUND III,      INCOME FUND,
                                                        INC.                 INC.                  INC.                INC.
                                                  ----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ........................................   $1,766,040           $4,767,730            $1,145,822           $1,905,776
                                                    ----------          -----------           -----------          -----------
EXPENSES:
Management fees .................................      117,418              329,723                79,430              136,969
Transfer agent fees and expenses ................       11,400               18,031                 3,600               12,966
Registration fees ...............................          400                2,400                   350                1,500
Reports and statements to shareholders ..........        5,400               15,000                 3,000                3,000
Accounting and administration ...................       50,452               30,424                30,550               42,384
Remarketing agent fees ..........................       28,069               78,206                21,801               35,664
Professional fees ...............................       19,000               12,100                11,150               15,000
Custodian fees ..................................        1,400                6,800                 1,200                  600
Directors' fees .................................        4,800                1,900                 2,400                1,200
Rating agency fees ..............................        6,000                6,000                 2,150                3,000
Taxes (other than taxes on income) ..............        2,071                4,000                 2,200                1,800
Interest expense ................................          124                  338                     -                  378
Other ...........................................       13,052                3,787                 3,092                6,764
                                                    ----------          -----------           -----------          -----------
                                                       259,586              508,709               160,923              261,225
Less expenses paid indirectly ...................         (676)              (1,898)                 (457)                (793)
                                                    ----------          -----------           -----------          -----------
Total expenses ..................................      258,910              506,811               160,466              260,432
                                                    ----------          -----------           -----------          -----------

NET INVESTMENT INCOME ...........................    1,507,130            4,260,919               985,356            1,645,344
                                                    ----------          -----------           -----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments ................     (265,111)            (437,162)             (111,483)             (34,845)
Net change in unrealized
   appreciation / depreciation
   of investments ...............................   (2,176,243)          (7,655,530)           (1,993,239)          (3,457,155)
                                                    ----------          -----------           -----------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS ...............................   (2,441,354)          (8,092,692)           (2,104,722)          (3,492,000)
                                                    ----------          -----------           -----------          -----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................   $ (934,224)         $(3,831,773)          $(1,119,366)         $(1,846,656)
                                                    ==========          ===========           ===========          ===========

--------------------------------------------------------------------------------------------
                                                         VOYAGEUR             VOYAGEUR
                                                         FLORIDA          COLORADO INSURED
                                                    INSURED MUNICIPAL        MUNICIPAL
                                                          INCOME             INCOME FUND,
                                                           FUND                  INC.
                                                  ------------------------------------------
INVESTMENT INCOME:
Interest ........................................       $1,555,231           $3,015,328
                                                       -----------          -----------
EXPENSES:
Management fees .................................          113,045              221,051
Transfer agent fees and expenses ................            5,658               13,350
Registration fees ...............................            2,600                    -
Reports and statements to shareholders ..........            4,700               11,500
Accounting and administration ...................           45,473               43,324
Remarketing agent fees ..........................           25,069               50,677
Professional fees ...............................           25,500               13,400
Custodian fees ..................................            1,800                3,600
Directors' fees .................................            3,000                6,000
Rating agency fees ..............................            7,000                4,000
Taxes (other than taxes on income) ..............              400                1,500
Interest expense ................................              474                1,224
Other ...........................................              831                6,619
                                                       -----------          -----------
                                                           235,550              376,245
Less expenses paid indirectly ...................             (650)              (1,272)
                                                       -----------          -----------
Total expenses ..................................          234,900              374,973
                                                       -----------          -----------

NET INVESTMENT INCOME ...........................        1,320,331            2,640,355
                                                       -----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments ................          (14,289)            (251,902)
Net change in unrealized
   appreciation / depreciation
   of investments ...............................       (2,935,312)          (6,108,455)
                                                       -----------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS ...............................       (2,949,601)          (6,360,357)
                                                       -----------          -----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................      $(1,629,270)         $(3,720,002)
                                                       ===========          ===========

                             See accompanying notes
                                                        for tax-exempt income 23

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    VOYAGEUR                               VOYAGEUR
                                                               MINNESOTA MUNICIPAL                    MINNESOTA MUNICIPAL
                                                                INCOME FUND, INC.                     INCOME FUND II, INC.
                                                     -------------------------------------------------------------------------------
                                                          SIX MONTHS            YEAR             SIX MONTHS             YEAR
                                                        ENDED 9/30/99           ENDED           ENDED 9/30/99          ENDED
                                                         (UNAUDITED)           3/31/99           (UNAUDITED)          3/31/99
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................    $ 1,507,130         $ 3,081,482        $  4,260,919        $  8,367,621
Net realized gain (loss) on investments ............       (265,111)            188,073            (437,162)            432,710
Net change in unrealized appreciation/
   depreciation of investments .....................     (2,176,243)           (173,366)         (7,655,530)            315,390
                                                        -----------         -----------        ------------        ------------
Net increase (decrease) in net assets
   resulting from operations .......................       (934,224)          3,096,189          (3,831,773)          9,115,721
                                                        -----------         -----------        ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO:
Common shareholders from net investment income .....     (1,206,536)         (2,413,071)         (2,964,337)         (5,928,674)
Preferred shareholders from net investment income ..       (365,920)           (679,203)         (1,074,762)         (2,064,168)
                                                        -----------         -----------        ------------        ------------
                                                         (1,572,456)         (3,092,274)         (4,039,099)         (7,992,842)
                                                        -----------         -----------        ------------        ------------

NET INCREASE (DECREASE) IN NET ASSETS ..............     (2,506,680)              3,915          (7,870,872)          1,122,879

NET ASSETS:
Beginning of period ................................     59,918,952          59,915,037         168,456,011         167,333,132
                                                        -----------         -----------        ------------        ------------
End of period ......................................    $57,412,272         $59,918,952        $160,585,139        $168,456,011
                                                        ===========         ===========        ============        ============


                                                                 VOYAGEUR
                                                            MINNESOTA MUNICIPAL
                                                           INCOME FUND III, INC.
                                                     ---------------------------------
                                                      SIX MONTHS              YEAR
                                                     ENDED 9/30/99           ENDED
                                                      (UNAUDITED)           3/31/99
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income .............................. $   985,356         $ 1,883,956
Net realized gain (loss) on investments ............    (111,483)            229,501
Net change in unrealized appreciation/
   depreciation of investments .....................  (1,993,239)            171,840
                                                     -----------         -----------
Net increase (decrease) in net assets
   resulting from operations .......................  (1,119,366)          2,285,297
                                                     -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO:
Common shareholders from net investment income .....    (695,839)         (1,391,680)
Preferred shareholders from net investment income ..    (234,738)           (512,178)
                                                     -----------         -----------
                                                        (930,577)         (1,903,858)
                                                     -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS ..............  (2,049,943)            381,439

NET ASSETS:
Beginning of period ................................  40,664,715          40,283,276
                                                     -----------         -----------
End of period ...................................... $38,614,772         $40,664,715
                                                     ===========         ===========


                             See accompanying notes


                                                                    VOYAGEUR                                VOYAGEUR
                                                               ARIZONA MUNICIPAL                   FLORIDA INSURED MUNICIPAL
                                                                INCOME FUND, INC.                         INCOME FUND
                                                     -------------------------------------------------------------------------------
                                                          SIX MONTHS            YEAR             SIX MONTHS             YEAR
                                                        ENDED 9/30/99           ENDED           ENDED 9/30/99          ENDED
                                                         (UNAUDITED)           3/31/99           (UNAUDITED)          3/31/99
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................    $ 1,645,344         $ 3,303,402          $1,320,331         $ 2,695,600
Net realized gain (loss) on investments ............        (34,845)            592,344             (14,289)               (344)
Net change in unrealized appreciation/
   depreciation of investments .....................     (3,457,155)              6,754          (2,935,312)            696,343
                                                        -----------         -----------         -----------         -----------
Net increase (decrease) in net assets
   resulting from operations .......................     (1,846,656)          3,902,500          (1,629,270)          3,391,599
                                                        -----------         -----------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO:
Common shareholders from net investment income .....     (1,151,875)         (2,303,751)           (917,408)         (1,834,817)
Preferred shareholders from net investment income ..       (373,970)           (825,780)           (301,096)           (671,783)
                                                        -----------         -----------         -----------         -----------
                                                         (1,525,845)         (3,129,531)         (1,218,504)         (2,506,600)
                                                        -----------         -----------         -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS ..............     (3,372,501)            772,969          (2,847,774)            884,999

NET ASSETS:
Beginning of period ................................     70,586,225          69,813,256          57,955,609          57,070,610
                                                        -----------         -----------         -----------         -----------
End of period ......................................    $67,213,724         $70,586,225         $55,107,835         $57,955,609
                                                        ===========         ===========         ===========         ===========


                                                                   VOYAGEUR
                                                         COLORADO INSURED MUNICIPAL
                                                               INCOME FUND, INC.
                                                     ----------------------------------
                                                       SIX MONTHS              YEAR
                                                      ENDED 9/30/99           ENDED
                                                       (UNAUDITED)           3/31/99
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income .............................. $  2,640,355        $  5,222,755
Net realized gain (loss) on investments ............     (251,902)            243,532
Net change in unrealized appreciation/
   depreciation of investments .....................   (6,108,455)            996,668
                                                     ------------        ------------
Net increase (decrease) in net assets
   resulting from operations .......................   (3,720,002)          6,462,955
                                                     ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO:
Common shareholders from net investment income .....   (1,777,634)         (3,555,269)
Preferred shareholders from net investment income ..     (660,804)         (1,496,328)
                                                     ------------        ------------
                                                       (2,438,438)         (5,051,597)
                                                     ------------        ------------

NET INCREASE (DECREASE) IN NET ASSETS ..............   (6,158,440)          1,411,358

NET ASSETS:
Beginning of period ................................  113,598,273         112,186,915
                                                     ------------        ------------
End of period ...................................... $107,439,833        $113,598,273
                                                     ============        ============

                            See accompanying notes.

24 for tax-exempt income

Financial Highlights
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                                           Voyageur
                                                                               Minnesota Municipal Income Fund, Inc.
                                                        ----------------------------------------------------------------------------
                                                            Six Months   Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                          Ended 9/30/99    3/31/99     3/31/98(2)   3/31/97     3/31/96      3/31/95
                                                         (Unaudited)(6)
Net asset value, beginning of period ....................   $15.380      $15.380       $14.470     $14.430      $14.210     $13.890

Income from investment operations:
   Net investment income ................................     0.581        1.188         1.180       1.060        1.180       1.210
   Net realized and unrealized gain (loss) on
     investments ........................................    (0.935)       0.004         0.970       0.180        0.260       0.340
                                                            -------      -------       -------     -------      -------      -------
   Total from investment operations .....................    (0.354)       1.192         2.150       1.240        1.440       1.550
                                                            -------      -------       -------     -------      -------      -------

Less dividends and distributions to:
   Common shareholders from net investment income .......    (0.465)      (0.930)       (0.930)     (0.930)      (0.930)     (0.930)
   Preferred shareholders from net investment income ....    (0.141)      (0.262)       (0.280)     (0.270)      (0.290)     (0.270)
   Common shareholders from net realized gain on
     investments ........................................         -            -        (0.020)          -            -      (0.020)
   Preferred shareholders from net realized gain on
     investments ........................................         -            -        (0.010)          -            -      (0.010)
                                                            -------      -------       -------     -------      -------      -------
   Total dividends and distributions ....................    (0.606)      (1.192)       (1.240)     (1.200)      (1.220)     (1.230)
                                                            -------      -------       -------     -------      -------      -------

Net asset value, end of period ..........................   $14.420      $15.380       $15.380     $14.470      $14.430     $14.210
                                                            =======      =======       =======     =======      =======     =======

Market value, end of period .............................   $15.500      $16.500       $15.690     $14.380      $15.000     $14.500
                                                            =======      =======       =======     =======      =======     =======

Total investment return based on:(1)
   Market value .........................................    (3.34%)      11.29%        16.04%       2.01%       10.31%      (0.71%)
   Net asset value ......................................    (3.53%)       5.88%        13.02%       6.90%        8.20%       9.72%

Ratios and supplemental data:
  Net assets applicable to capital shares,
     end of year (000 omitted) ..........................   $57,412      $59,919       $59,915     $57,544      $57,429     $56,881
  Ratio of expenses to average net assets(3) ............     0.88%        0.81%         0.77%       0.81%        0.82%       0.85%
  Ratio of expenses to average net assets
     applicable to common shares ........................     1.33%        1.21%         1.17%       1.24%        1.24%       1.33%
  Ratio of net investment income to average net assets(3)     5.11%        5.13%         5.20%       4.78%        5.28%       5.66%
  Ratio of net investment income to average net assets
     applicable to common shares(4) .....................     5.87%        5.99%         6.01%       5.45%        6.04%       6.93%
  Portfolio turnover ....................................        5%          15%            0%          5%           7%         13%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted) ...   $20,000      $20,000       $20,000     $20,000      $20,000     $20,000
  Net asset coverage per share of preferred shares,
     end of period ......................................  $143,531     $149,797      $149,788    $143,860     $143,573    $142,201
  Liquidation value per share of preferred shares(5) ....   $50,000      $50,000       $50,000     $50,000      $50,000     $50,000

------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.
(6)  Ratios have been annualized and total returns have not been annualized.

                             See accompanying notes
                                                        for tax-exempt income 25

--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                                           Voyageur
                                                                           Minnesota Municipal Income Fund II, Inc.
                                                        ----------------------------------------------------------------------------
                                                            Six Months   Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                          Ended 9/30/99    3/31/99     3/31/98(2)   3/31/97     3/31/96      3/31/95
                                                         (Unaudited)(6)
Net asset value, beginning of period ....................   $14.950      $14.800       $13.590     $13.480      $13.120     $12.730

Income from investment operations:
   Net investment income ................................     0.588        1.154         1.130       1.130        1.100       1.110
   Net realized and unrealized gain (loss) on
     investments ........................................    (1.111)       0.099         1.200       0.080        0.380       0.390
                                                            -------      -------       -------     -------      -------      -------
   Total from investment operations .....................    (0.523)       1.253         2.330       1.210        1.480       1.500
                                                            -------      -------       -------     -------      -------      -------

Less dividends and distributions to:
   Common shareholders from net investment income .......    (0.409)      (0.818)       (0.820)     (0.810)      (0.800)     (0.830)
   Preferred shareholders from net investment income ....    (0.148)      (0.285)       (0.300)     (0.290)      (0.320)     (0.280)
                                                            -------      -------       -------     -------      -------      -------
   Total dividends and distributions ....................    (0.557)      (1.103)       (1.120)     (1.100)      (1.120)     (1.110)
                                                            -------      -------       -------     -------      -------      -------

Net asset value, end of period ..........................   $13.870      $14.950       $14.800     $13.590      $13.480     $13.120
                                                            =======      =======       =======     =======      =======      =======

Market value, end of period .............................   $13.690      $15.060       $13.880     $12.630      $13.250     $12.380
                                                            =======      =======       =======     =======      =======      =======

Total investment return based on:(1)
   Market value .........................................    (7.39%)      14.73%        16.56%       1.47%       14.16%      (9.59%)
   Net asset value ......................................    (4.58%)       6.76%        15.51%       6.97%        8.88%      10.16%

Ratios and supplemental data:
  Net assets applicable to capital shares,
     end of year (000 omitted) ..........................  $160,585     $168,456      $167,333    $158,572     $157,755    $155,139
  Ratio of expenses to average net assets(3) ............     0.61%        0.64%         0.76%       0.74%        0.77%       0.77%
  Ratio of expenses to average net assets
     applicable to common shares ........................     0.96%        1.00%         1.19%       1.19%        1.23%       1.28%
  Ratio of net investment income to average net assets(3)     5.15%        4.96%         4.98%       5.15%        5.03%       5.39%
  Ratio of net investment income to average net assets
     applicable to common shares(4) .....................     6.05%        5.80%         5.73%       6.15%        5.76%       6.69%
  Portfolio turnover ....................................        4%          15%            4%         20%          11%         32%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted) ...   $60,000      $60,000       $60,000     $60,000      $60,000     $60,000
  Net asset coverage per share of preferred shares,
     end of period ......................................  $133,821     $140,380      $139,444    $132,143     $131,462    $129,283
  Liquidation value per share of preferred shares(5) ....   $50,000      $50,000       $50,000     $50,000      $50,000     $50,000

------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.
(6)  Ratios have been annualized and total returns have not been annualized.

                             See accompanying notes

26 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                                           Voyageur
                                                                              Minnesota Municipal Income Fund III, Inc.
                                                        ----------------------------------------------------------------------------
                                                            Six Months   Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                          Ended 9/30/99    3/31/99     3/31/98(2)   3/31/97     3/31/96      3/31/95
                                                         (Unaudited)(6)
Net asset value, beginning of period ....................   $13.970      $13.760       $12.710     $12.540      $12.200     $11.860

Income from investment operations:
   Net investment income ................................     0.536        1.025         1.050       1.080        1.050       1.060
   Net realized and unrealized gain (loss) on
     investments ........................................    (1.149)       0.222         1.060       0.150        0.330       0.280
                                                            -------      -------       -------     -------      -------      -------
   Total from investment operations .....................    (0.613)       1.247         2.110       1.230        1.380       1.340
                                                            -------      -------       -------     -------      -------      -------

Less dividends and distributions to:
   Common shareholders from net investment income            (0.379)      (0.758)       (0.760)     (0.750)      (0.720)     (0.730)
   Preferred shareholders from net investment income ....    (0.128)      (0.279)       (0.300)     (0.310)      (0.320)     (0.280)
                                                            -------      -------       -------     -------      -------      -------
   Total dividends and distributions ....................    (0.507)      (1.037)       (1.060)     (1.060)      (1.040)     (1.010)
                                                            -------      -------       -------     -------      -------      -------

Capital share transactions:
   Capital charge with respect to issuance of shares ....         -            -             -           -            -       0.010
                                                            -------      -------       -------     -------      -------      -------

Net asset value, end of period ..........................   $12.850      $13.970       $13.760     $12.710      $12.540     $12.200
                                                            =======      =======       =======     =======      =======     =======

Market value, end of period .............................   $12.750      $14.125       $13.380     $12.250      $12.000     $11.250
                                                            =======      =======       =======     =======      =======     ========

Total investment return based on:(1)
   Market value .........................................    (8.02%)      11.59%        15.80%       8.62%       13.51%     (14.27%)
   Net asset value ......................................    (5.44%)       7.28%        14.82%       7.50%        8.79%       9.55%

Ratios and supplemental data:
  Net assets applicable to capital shares,
     end of year (000 omitted) ..........................   $38,615      $40,665       $40,283     $38,348      $38,046     $37,418
  Ratio of expenses to average net assets(3) ............     0.81%        0.77%         0.83%       0.81%        0.81%       0.82%
  Ratio of expenses to average net assets
     applicable to common shares ........................     1.29%        1.22%         1.34%       1.33%        1.33%       1.40%
  Ratio of net investment income to average net assets(3)     4.94%        4.64%         4.88%       5.17%        5.05%       5.37%
  Ratio of net investment income to average net assets
     applicable to common shares(4) .....................     6.05%        5.35%         5.61%       6.05%        5.81%       6.79%
  Portfolio turnover ....................................        6%          15%            9%         39%          35%         47%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ..   $15,000      $15,000       $15,000     $15,000      $15,000     $15,000
   Net asset coverage per share of preferred shares,
     end of period ......................................  $128,716     $135,549      $134,278    $127,826     $126,821    $124,728
   Liquidation value per share of preferred shares(5) ...   $50,000      $50,000       $50,000     $50,000      $50,000     $50,000

------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.
(6)  Ratios have been annualized and total returns have not been annualized.

                             See accompanying notes
                                                        for tax-exempt income 27
Financial Highlights (Continued)
--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                                            Voyageur
                                                                               Arizona Municipal Income Fund, Inc.
                                                      ------------------------------------------------------------------------------
                                                         Six Months    Year Ended   Year Ended   Year Ended  Year Ended   Year Ended
                                                      Ended 9/30/99(6)  3/31/99     3/31/98(2)     3/31/97     3/31/96     3/31/95
                                                         (Unaudited)
Net asset value, beginning of period .................... $ 15.290      $ 15.030     $ 13.780    $ 13.740     $ 13.220    $ 12.700

Income from investment operations:
   Net investment income ................................    0.552         1.108        1.090       1.080        1.090       1.080
   Net realized and unrealized gain (loss) on
     investments ........................................   (1.170)        0.202        1.230       0.010        0.470       0.560
                                                          --------      --------     --------    --------     --------    --------
   Total from investment operations .....................   (0.618)        1.310        2.320       1.090        1.560       1.640
                                                          --------      --------     --------    --------     --------    --------

Less dividends and distributions to:
   Common shareholders from net investment income .......   (0.386)       (0.773)      (0.770)     (0.760)      (0.730)     (0.780)
   Preferred shareholders from net investment
      income ............................................   (0.126)       (0.277)      (0.300)     (0.290)      (0.310)     (0.280)
   Common shareholders from net realized gain on
     investments ........................................        -             -            -           -            -      (0.050)
   Preferred shareholders from net realized gain
     on investments .....................................        -             -            -           -            -      (0.010)
                                                          --------      --------     --------    --------     --------    --------
   Total dividends and distributions ....................   (0.512)       (1.050)      (1.070)     (1.050)      (1.040)     (1.120)
                                                          --------      --------     --------    --------     --------    --------

Net asset value, end of period. ......................... $ 14.160      $ 15.290     $ 15.030    $ 13.780     $ 13.740    $ 13.220
                                                          ========      ========     ========    ========     ========    ========

Market value, end of period. ............................ $ 14.060      $ 15.125     $ 14.630    $ 13.000     $ 12.750    $ 12.130
                                                          ========      ========     ========    ========     ========    ========

Total investment return based on:(1)
   Market value .........................................   (4.54%)        8.84%       18.79%       8.20%       11.52%      (6.43%)
   Net asset value ......................................   (4.92%)        7.07%       15.17%       5.94%        9.55%      11.29%

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of year (000 omitted) .........................  $ 67,214      $ 70,586     $ 69,813    $ 66,102     $ 65,990    $ 64,438
   Ratio of expenses to average net assets3 .............    0.75%         0.74%        0.80%       0.78%        0.78%       0.79%
   Ratio of expenses to average net assets
     applicable to common shares .......................     1.18%         1.15%        1.26%       1.25%        1.26%       1.32%
   Ratio of net investment income to average
     net assets(3) ......................................    4.76%         4.69%        4.71%       4.85%        4.88%       5.19%
   Ratio of net investment income to average
     net assets applicable to common shares(4) ..........    5.77%         5.46%        5.34%       5.71%        5.57%       6.42%
   Portfolio turnover ...................................      18%           46%          22%         31%          30%         18%

Leverage analysis:
   Value of preferred shares outstanding
     (000 omitted) ...................................... $ 25,000      $ 25,000     $ 25,000    $ 25,000     $ 25,000    $ 25,000
   Net asset coverage per share of preferred
     shares, end of period .............................. $134,427      $141,172     $139,627    $132,205     $131,979    $128,877
   Liquidation value per share of preferred
     shares(5) .......................................... $ 50,000      $ 50,000     $ 50,000    $ 50,000     $ 50,000    $ 50,000

----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratios have been annualized and total returns have not been annualized.

                             See accompanying notes

28 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                                            Voyageur
                                                                               Florida Insured Municipal Income Fund
                                                      ------------------------------------------------------------------------------
                                                         Six Months    Year Ended   Year Ended   Year Ended  Year Ended   Year Ended
                                                      Ended 9/30/99(6)  3/31/99     3/31/98(2)     3/31/97     3/31/96     3/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................  $ 15.670      $ 15.300     $ 13.670     $ 13.710    $ 13.170     $ 12.460

Income from investment operations:
   Net investment income ...............................     0.536         1.113        1.090        1.080       1.060        1.070
   Net realized and unrealized gain (loss) on
     investments .......................................    (1.213)        0.292        1.600       (0.080)      0.510        0.690
                                                          --------      --------     --------     --------    --------     --------
   Total from investment operations ....................    (0.677)        1.405        2.690        1.000       1.570        1.760
                                                          --------      --------     --------     --------    --------     --------

Less dividends and distributions to:
   Common shareholders from net investment income ......    (0.379)       (0.758)      (0.760)      (0.750)     (0.720)      (0.770)
   Preferred shareholders from net investment income ...    (0.124)       (0.277)      (0.300)      (0.290)     (0.310)      (0.280)
                                                          --------      --------     --------     --------    --------     --------
   Total dividends and distributions ...................    (0.503)       (1.035)      (1.060)      (1.040)     (1.030)      (1.050)
                                                          --------      --------     --------     --------    --------     --------

Net asset value, end of period .........................  $ 14.490      $ 15.670     $ 15.300     $ 13.670    $ 13.710     $ 13.170
                                                          ========      ========     ========     ========    ========     ========

Market value, end of period ............................  $ 13.125      $ 14.750     $ 14.310     $ 12.500    $ 12.750     $ 12.250
                                                          ========      ========     ========     ========    ========     ========

Total investment return based on:(1)
   Market value ........................................    (8.62%)        8.47%       20.94%        3.94%      10.39%        4.69%
   Net asset value .....................................    (5.04%)        7.80%       18.22%        5.23%       9.66%       12.56%

Ratios and supplemental data:
   Net assets applicable to capital shares,
    end of year (000 omitted) ........................... $ 55,108      $ 57,956     $ 57,071     $ 53,110    $ 53,207     $ 51,891
   Ratio of expenses to average net assets(3)...........     0.91%         0.75%        0.80%        0.78%       0.80%        0.81%
   Ratio of expenses to average net assets
    applicable to common shares .........................    1.41%         1.14%        1.25%        1.25%       1.27%        1.35%
   Ratio of net investment income to average net
    assets(3) ...........................................    4.58%         4.67%        4.73%        4.91%       4.82%        5.21%
   Ratio of net investment income to average net assets
    applicable to common shares(4).......................    5.44%         5.73%        5.33%        5.74%       5.45%        6.37%
   Portfolio turnover ...................................       0%            0%           5%          68%         22%          10%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted)..   $20,000      $ 20,000     $ 20,000     $ 20,000    $ 20,000     $ 20,000
   Net asset coverage per share of preferred
     shares, end of period .............................  $137,770      $144,889     $142,677     $132,775    $133,017     $129,728
   Liquidation value per share of preferred shares(5) ..  $ 50,000      $ 50,000     $ 50,000     $ 50,000    $ 50,000     $ 50,000

----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997 Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratios have been annualized and total returns have not been annualized.

                             See accompanying notes
                                                        for tax-exempt income 29

--------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                                            Voyageur
                                                                            Colorado Insured Municipal Income Fund, Inc.
                                                      ------------------------------------------------------------------------------
                                                         Six Months    Year Ended   Year Ended   Year Ended  Year Ended   Year Ended
                                                        Ended 9/30/99    3/31/99     3/31/98(2)    3/31/97     3/31/96     3/31/95
                                                       (Unaudited)(6)
Net asset value, beginning of period .................... $ 15.220      $ 14.920     $ 13.580    $ 13.610     $ 13.190     $ 12.800

Income from investment operations:
   Net investment income ................................    0.546         1.080        1.070       1.050        1.030        1.020
   Net realized and unrealized gain (loss) on
     investments ........................................   (1.322)        0.264        1.300      (0.060)       0.410        0.440
                                                          --------      --------     --------    --------     --------     --------
   Total from investment operations .....................   (0.776)        1.344        2.370       0.990        1.440        1.460
                                                          --------      --------     --------    --------     --------     --------

Less dividends and distributions to:
   Common shareholders from net investment income .......   (0.367)       (0.735)      (0.740)     (0.730)      (0.700)      (0.760)
   Preferred shareholders from net investment income ....   (0.137)       (0.309)      (0.290)     (0.290)      (0.320)      (0.270)
   Common shareholders from net realized gain on
     investments ........................................        -             -            -           -            -       (0.030)
   Preferred shareholders from net realized gain on
     investments ........................................        -             -            -           -            -       (0.010)
   Total dividends and distributions ....................   (0.504)       (1.044)      (1.030)     (1.020)      (1.020)      (1.070)
                                                          --------      --------     --------    --------     --------     --------

Net asset value, end of period .......................... $ 13.940      $ 15.220     $ 14.920    $ 13.580     $ 13.610     $ 13.190
                                                          ========      ========     ========    ========     ========     ========

Market value, end of period ............................. $ 13.060      $ 14.938     $ 14.000    $ 12.500     $ 12.630     $ 12.250
                                                          ========      ========     ========    ========     ========     ========

Total investment return based on:(1)
   Market value .........................................  (10.22%)       12.13%       18.09%       4.77%        8.99%      (10.05%)
   Net asset value ......................................   (5.97%)        7.21%       15.84%       5.19%        8.55%        9.67%

Ratios and supplemental data:
   Net assets applicable to capital shares, end of year
     (000 omitted) ...................................... $107,440      $113,598     $112,187    $105,687     $105,843     $103,781
   Ratio of expenses to average net assets(3)                0.67%         0.69%        0.75%       0.77%        0.75%        0.76%
   Ratio of expenses to average net assets applicable to
   common shares ........................................    1.06%         1.06%        1.18%       1.23%        1.21%        1.27%
   Ratio of net investment income to average
     net assets(3) ......................................    4.77%         4.61%        4.72%       4.76%        4.68%        4.88%
   Ratio of net investment income to average net
     assets applicable to common shares(4) ..............    5.61%         5.08%        5.38%       5.51%        5.18%        5.88%
   Portfolio turnover ...................................      17%           18%          39%         88%          39%           7%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) .. $ 40,000      $ 40,000     $ 40,000    $ 40,000     $ 40,000     $ 40,000
   Net asset coverage per share of preferred shares,
     end of period ...................................... $134,300      $141,998     $140,234    $132,109     $132,304     $129,727
   Liquidation value per share of preferred shares(5) ... $ 50,000      $ 50,000     $ 50,000    $ 50,000     $ 50,000     $ 50,000

----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratios have been annualized and total returns have not been annualized.

                             See accompanying notes

30 for tax-exempt income

Notes To Financial Statements
September 30, 1999
(Unaudited)
--------------------------------------------------------------------------------
Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"); Voyageur Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund"); and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") (each referred to as a "Fund") are registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as closed-end management investment companies. The Minnesota Municipal II, Florida Insured Municipal and Arizona Municipal Funds are registered as diversified funds. The Minnesota Municipal, Minnesota Municipal II and Colorado Insured Municipal Funds are registered as non-diversified funds. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds are allocated amongst the funds within the Delaware Investments Family of Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund intends to pay monthly dividends from net investment income. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The expenses paid under the above arrangements are included in the expense caption in the Statement of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses for the period ended September 30, 1999 were approximately:

                                                                                        Florida     Colorado
                                     Minnesota     Minnesota   Minnesota    Arizona     Insured     Insured
                                     Municipal     Municipal   Municipal   Municipal    Municipal   Municipal
                                       Fund         Fund II    Fund III      Fund         Fund        Fund
                                     ---------     ---------   ---------   ---------    ---------   ---------
"Soft Dollar" Expenses ............    $676          $1,898      $457        $793         $650       $1,272

2. Investment Management, Administration and Transactions with Affiliates
In accordance with the terms of their respective Investment Management Agreements, each Fund pays Delaware Management Company ("DMC"), the Investment Manager, an annual fee of 0.40% which is calculated daily based upon the average net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

The Funds have engaged Delaware Service Company, Inc. "DSC", an affiliate of DMC to provide administration and accounting services.

On September 30, 1999, the Funds had payables to affiliates as follows:

                                                                                                           Florida     Colorado
                                                        Minnesota   Minnesota     Minnesota    Arizona     Insured     Insured
                                                        Municipal   Municipal     Municipal   Municipal    Municipal   Municipal
                                                          Fund       Fund II      Fund III      Fund         Fund        Fund
                                                        ---------   ---------     ---------   ---------    ---------   ---------
Investment management fee payable to DMC ..............   $48,545    $163,277      $38,798     $67,179      $44,049    $146,925
Administration fees, accounting fees
   and other expenses payable to DSC and affiliates ...    69,830     131,764       44,639      42,581       38,617     112,437

Certain officers of DMC are officers, directors and/or employees of the Funds. These officers, directors, and employees are not compensated by the Funds.

                                                        for tax-exempt income 31

--------------------------------------------------------------------------------

3. Investments
During the six months ended September 30, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                                                           Florida      Colorado
                                     Minnesota     Minnesota   Minnesota     Arizona       Insured      Insured
                                     Municipal     Municipal   Municipal    Municipal      Municipal    Municipal
                                       Fund         Fund II    Fund III       Fund           Fund         Fund
                                     ---------     ---------   ----------   -----------    ---------   -----------
Purchases ......................    $3,032,094    $4,293,094   $2,400,452   $12,093,152            -   $16,953,391
Sales ..........................     3,371,159     5,721,867    2,937,842    12,047,923     $106,529    18,860,519

The cost of investments for federal tax purposes approximates the cost for book purposes. At September 30, 1999, the aggregate cost of investments and unrealized appreciation (depreciation) of securities for federal income tax purposes for each Fund were as follows:

                                                                    Aggregate     Aggregate
                                                        Cost of     Unrealized    Unrealized    Net Unrealized
                                                      Investments  Appreciation  Depreciation    Appreciation
                                                      -----------  ------------  ------------    ------------
Minnesota Municipal Fund ........................    $ 54,553,716   $2,531,925    $ 368,849       $2,163,076
Minnesota Municipal Fund II .....................     156,361,743    3,634,138    1,328,719        2,305,419
Minnesota Municipal Fund III ....................      37,198,882    1,393,909      514,978          878,931
Arizona Municipal Fund ..........................      65,603,120    1,782,112      985,743          796,369
Florida Insured Municipal Fund ..................      52,857,152    1,532,187       69,564        1,462,623
Colorado Insured Municipal Fund .................     104,210,319    1,555,359    1,832,458         (277,099)

For federal income tax purposes, as of March 31, 1999, the Funds had capital loss carryforwards expiring in the following years:

                                                           2003       2004          2005        2006       Total
                                                         --------  ----------     --------    --------   ----------
Minnesota Municipal Fund II .........................    $913,206  $1,143,840     $ 89,665    $132,129   $2,278,840
Minnesota Municipal Fund III ........................     866,889   1,279,495      455,666       6,539    2,608,589
Arizona Municipal Fund ..............................           -           -       47,185           -       47,185
Florida Insured Municipal Fund ......................     212,501     183,099            -           -      395,600
Colorado Insured Municipal Fund .....................           -           -      391,632           -      391,632

4. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares.

For the year ended March 31, 1999 and the six months ended September 30, 1999, the Funds did not have any transactions in common shares.

32 for tax-exempt income

--------------------------------------------------------------------------------

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 3.10% to 3.80% on Minnesota Municipal Fund, from 3.20% to 3.70% on Minnesota Municipal Fund II, from 3.30% to 3.55% on Minnesota Municipal Fund III, from 2.95% to 3.55% on Arizona Municipal Fund, from 3.15% to 3.50% on Florida Insured Municipal Fund and from 3.47% to 3.90% on Colorado Insured Municipal Fund during the six months ended September 30, 1999. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

5. Market and Credit Risks
The Funds concentrate their investments in securities issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

6. Year 2000
Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Funds are taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

This Semi-Annual Report is for the information of Shareholders of Voyageur Closed-End Municipal Bond Funds. It sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read it carefully before you invest. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Jan L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Thomas F. Madison and Jan L. Yeomans were elected by the preferred shareholders of the Voyageur Closed-End Municipal Bond Funds.

Affiliated Officers

Richard J. Flannery
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Eric E. Miller
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

(photo of globes)

directors
& officers

--------------------------------------------------------------------------------
Investment Manager                        Principal Office of the Fund
Delaware Management Company               1818 Market Street
Philadelphia, Pennsylvania                Philadelphia, PA 19103-3682

International Affiliate                   Independent Auditors
Delaware International Advisers Ltd.      Ernst & Young LLP
London, England                           2001 Market Street
                                          Philadelphia, PA

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds included herein may from time to time purchase shares of their common stock in the open market.

Registrar and Stock
Transfer Agent
Norwest Bank Minnesota, NA
P.O. Box 64851
St. Paul, Minnesota 55164-0854
1.800.468.9716

Number of Recordholders
As of September 30, 1999
Minnesota Municipal Income Fund I                             459
Minnesota Municipal Income Fund II                            778
Minnesota Municipal Income Fund III                           191
Arizona Municipal Income Fund                                 147
Florida Insured Municipal
   Income Fund                                                270
Colorado Insured Municipal
   Income Fund                                                248

For Securities Dealers
1.800.362.7500

Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

(photo of globes)

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(2320)
VOY-CESA [9/99] PP11/99